Registration Nos. 033-00070/811-4400

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  /X/

Post-Effective Amendment No. 60     /X/

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/

Amendment No. 60      /X/

T. ROWE PRICE EQUITY INCOME FUND, INC.

Exact Name of Registrant as Specified in Charter

100 East Pratt Street, Baltimore, Maryland 21202
Address of Principal Executive Offices

410-345-2000
Registrant’s Telephone Number, Including Area Code

David Oestreicher

100 East Pratt Street, Baltimore, Maryland 21202
Name and Address of Agent for Service

 It is proposed that this filing will become effective (check appropriate box):

/X/ Immediately upon filing pursuant to paragraph (b)

// On (date) pursuant to paragraph (b)

// 60 days after filing pursuant to paragraph (a)(1)

// On (date) pursuant to paragraph (a)(1)

// 75 days after filing pursuant to paragraph (a)(2)

// On (date) pursuant to paragraph (a)(2) of Rule 485

 If appropriate, check the following box:

// This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXHIBITS

Exhibit	Exhibit No.
XBRL Instance Document	EX-101.INS
XBRL Taxonomy Extension Schema Document	EX-101.SCH
XBRL Taxonomy Extension Calculation Linkbase Document	EX-101.CAL
XBRL Taxonomy Extension Definition Linkbase Document	EX-101.DEF
XBRL Taxonomy Extension Labels Linkbase Document	EX-101.LAB
XBRL Taxonomy Extension Presentation Linkbase Document	EX-101.PRE

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Baltimore, State of Maryland, this December 15, 2020.

 T. ROWE PRICE EQUITY INCOME FUND, INC.

 /s/David Oestreicher

By: David Oestreicher

 Director and Executive Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/David Oestreicher	Director (Principal Executive Officer)	December 15, 2020
David Oestreicher	and Executive Vice President

/s/Alan S. Dupski	Treasurer and Vice President	December 15, 2020
Alan S. Dupski	(Principal Financial Officer
and Principal Accounting Officer)

*
Teresa Bryce Bazemore	Director	December 15, 2020

*
Ronald J. Daniels	Director	December 15, 2020

*
Bruce W. Duncan	Director	December 15, 2020

*
Robert J. Gerrard, Jr.	Chairman of the Board	December 15, 2020
and Director

*
Paul F. McBride	Director	December 15, 2020

*
Cecilia E. Rouse	Director	December 15, 2020

*
John G. Schreiber	Director	December 15, 2020

/s/Robert W. Sharps	Director	December 15, 2020
Robert W. Sharps

*/s/David Oestreicher	Attorney-In-Fact	December 15, 2020
David Oestreicher

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CAPITAL APPRECIATION FUND, INC.

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE COMMUNICATIONS & TECHNOLOGY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE CREDIT OPPORTUNITIES FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND, INC.

T. ROWE PRICE EQUITY SERIES, INC.

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.

T. ROWE PRICE FLOATING RATE FUND, INC.

T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.

T. ROWE PRICE GLOBAL MULTI-SECTOR BOND FUND, INC.

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND, INC.

T. ROWE PRICE GOVERNMENT MONEY FUND, INC.

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.

T. ROWE PRICE INTERMEDIATE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE INTERNATIONAL FUNDS, INC.

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.

T. ROWE PRICE INTERNATIONAL SERIES, INC.

T. ROWE PRICE LIMITED DURATION INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE MULTI-SECTOR ACCOUNT PORTFOLIOS, INC.

T. ROWE PRICE MULTI-STRATEGY TOTAL RETURN FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND, INC.
T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUND, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.

T. ROWE PRICE QUANTITATIVE MANAGEMENT FUNDS, INC.

T. ROWE PRICE REAL ASSETS FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.

T. ROWE PRICE RETIREMENT FUNDS, INC.

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.

T. ROWE PRICE STATE TAX-FREE FUNDS, INC.

T. ROWE PRICE SUMMIT FUNDS, INC.

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE TOTAL RETURN FUND, INC.

T. ROWE PRICE U.S. BOND ENHANCED INDEX FUND, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.

T. ROWE PRICE VALUE FUND, INC.

POWER OF ATTORNEY

 RESOLVED, that the Corporation does hereby constitute and authorize Darrell N. Braman, Catherine D. Mathews, Margery K. Neale, and David Oestreicher, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, in connection with the registration under the Securities Act of 1933, as amended, of shares of the Corporation, to be offered by the Corporation, and the registration of the Corporation under the Investment Company Act of 1940, as amended, including specifically, but without limitation of the foregoing, power and authority to sign the name of the Corporation on its behalf, and to sign the names of each of such directors and officers on his or her behalf as such director or officer to any (i) Registration Statement on Form N-1A or N-14 of the Corporation filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended; (ii) Registration Statement on Form N-1A or N-14 of the Corporation under the Investment Company Act of 1940, as amended; (iii) amendment or supplement (including, but not limited to, Post-Effective Amendments adding additional series or classes of the Corporation) to said Registration Statement; and (iv) instruments or documents filed or to be filed as a part of or in connection with such Registration Statement, including Articles Supplementary, Articles of Amendment, and other instruments with respect to the Articles of Incorporation of the Corporation.

 IN WITNESS WHEREOF, the above named Corporations have caused these presents to be signed and the same attested by its Assistant Secretary, each thereunto duly authorized by its Board of Directors, and each of the undersigned has hereunto set his or her hand and seal as of the day set opposite his or her name.

/s/David Oestreicher
David Oestreicher /s/Catherine D. Mathews	Executive Vice President (Principal Executive Officer) Director	April 29, 2019
Catherine D. Mathews /s/Teresa Bryce Bazemore	Treasurer (Principal Financial Officer) Vice President	April 29, 2019
Teresa Bryce Bazemore /s/Ronald J. Daniels	Director	April 29, 2019
Ronald J. Daniels /s/Bruce W. Duncan	Director	April 29, 2019
Bruce W. Duncan /s/Robert J. Gerrard, Jr.	Director	April 29, 2019
Robert J. Gerrard, Jr. /s/Paul F. McBride	Director	April 29, 2019
Paul F. McBride /s/Cecilia E. Rouse	Director	April 29, 2019
Cecilia E. Rouse /s/John G. Schreiber	Director	April 29, 2019
John G. Schreiber /s/Robert W. Sharps	Director	April 29, 2019
Robert W. Sharps	Director	April 29, 2019

(Signatures Continued)

ATTEST:

/s/Shannon Hofher Rauser

Shannon Hofher Rauser, Assistant Secretary

PROSPECTUS December 15, 2020
T. ROWE PRICE
Equity Income Fund
PRFDX REIPX PAFDX RRFDX TRZQX	Investor Class I Class Advisor Class R Class Z Class

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, as permitted by SEC regulations, paper copies of the T. Rowe Price funds’ annual and semiannual shareholder reports will no longer be mailed, unless you specifically request them. Instead, shareholder reports will be made available on the funds’ website (troweprice.com/prospectus), and you will be notified by mail with a website link to access the reports each time a report is posted to the site.

If you already elected to receive reports electronically, you will not be affected by this change and need not take any action. At any time, shareholders who invest directly in T. Rowe Price funds may generally elect to receive reports or other communications electronically by enrolling at troweprice.com/paperless or, if you are a retirement plan sponsor or invest in the funds through a financial intermediary (such as an investment advisor, broker-dealer, insurance company, or bank), by contacting your representative or your financial intermediary.

You may elect to continue receiving paper copies of future shareholder reports free of charge. To do so, if you invest directly with T. Rowe Price, please call T. Rowe Price as follows: IRA, nonretirement account holders, and institutional investors, 1-800-225-5132; small business retirement accounts, 1-800-492-7670. If you are a retirement plan sponsor or invest in the T. Rowe Price funds through a financial intermediary, please contact your representative or financial intermediary, or follow additional instructions if included with this document. Your election to receive paper copies of reports will apply to all funds held in your account with your financial intermediary or, if you invest directly in the T. Rowe Price funds, with T. Rowe Price. Your election can be changed at any time in the future.

Table of Contents

1	SUMMARY
Equity Income Fund 1
2	MORE ABOUT THE FUND
Management of the Fund 8 More Information About the Fund’s Investment Objective(s), Strategies, and Risks 10 Portfolio Turnover 18 Financial Highlights 19 Disclosure of Fund Portfolio Information 26
3	INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS

Investing with T. Rowe Price   27

Available Share Classes   27

Distribution and Shareholder
Servicing Fees   29

Account Service Fee   31

Policies for Opening an Account   32

Pricing of Shares and Transactions   33

Investing Directly with T. Rowe Price   35

Investing Through a Financial
Intermediary   41

General Policies Relating to Transactions   43

Contacting T. Rowe Price   50

Information on Distributions and Taxes   52

Rights Reserved by the Funds   59

SUMMARY	1

Investment Objective(s)

The fund seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. The fees and expenses set forth below are annualized based on the fees and expenses for the six-month period ended June 30, 2020. You may also incur brokerage commissions and other charges when buying or selling shares of the Investor Class or I Class, which are not reflected in the table.

Fees and Expenses of the Fund

	Investor Class	I Class	Advisor Class	R Class	Z Class
Shareholder fees (fees paid directly from your investment)
Maximum account fee	$20 [a]	—	—	—	—
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.53%	0.53%	0.53%	0.53%	0.53%

Distribution and service (12b-1) fees	—	—	0.25	0.50	—

Other expenses	0.12	0.02	0.18	0.24	0.02

Total annual fund operating expenses	0.65	0.55	0.96	1.27	0.55

Fee waiver/expense reimbursement	—	—	—	—	(0.55	) [b]

Total annual fund operating expenses after fee waiver/expense reimbursement	0.65	0.55	0.96	1.27	0.00	[b]

a   Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

b   T. Rowe Price Associates, Inc., has contractually agreed to waive and/or bear all the Z Class’ expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) in their entirety. T. Rowe Price Associates, Inc. expects this fee waiver and/or expense reimbursement arrangement to remain in place indefinitely, and the agreement may only be amended or terminated with approval by the fund’s Board of Directors.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. The example also assumes that any current expense limitation arrangement

T. ROWE PRICE	2

remains in place for the period noted in the table above; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$66	$208	$362	$810
I Class	56	176	307	689
Advisor Class	98	306	531	1,178
R Class	129	403	697	1,534
Z Class	0	0	0	0

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent 6-month period ended June 30, 2020, the fund’s portfolio turnover rate was 15.5% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies

The fund will normally invest at least 80% of its net assets (including any borrowings for investment purposes) in common stocks, with an emphasis on large-capitalization stocks that have a strong track record of paying dividends or that are believed to be undervalued.

The fund typically employs a “value” approach in selecting investments. The fund’s in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

In selecting investments, the fund’s investment adviser generally looks for companies in the aggregate with one or more of the following:

•   an established operating history;

•   above-average dividend yield relative to the broader equity market;

•   low price/earnings ratio relative to the broader equity market;

•   a sound balance sheet and other positive financial characteristics; or

•   low stock price relative to a company’s underlying value as measured by assets, cash flow, or business franchises.

The adviser generally seeks investments in large-capitalization companies and the fund’s yield, which reflects the level of dividends paid by the fund, is expected to normally exceed the yield of the Russell 1000® Value Index. In pursuing its investment objective(s), the fund has the discretion to deviate from its normal investment criteria. These situations might arise when the adviser believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.

SUMMARY	3

While most assets will typically be invested in U.S. common stocks, the fund may invest in foreign stocks in keeping with its objective(s).

The fund may sell securities for a variety of reasons, including to realize gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks

As with any fund, there is no guarantee that the fund will achieve its objective(s).The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund, which may be even greater during periods of market disruption or volatility, are summarized as follows:

Dividend-paying stocks The fund’s emphasis on dividend-paying stocks could cause the fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends. Stocks of companies with a history of paying dividends may not participate in a broad market advance to the same degree as most other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.

Stock investing Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks held by the fund may decline due to general weakness or volatility in the stock markets in which the fund invests or because of factors that affect a particular company or industry.

Market conditions The value of the fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries, or the overall securities markets. A variety of factors can increase the volatility of the fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues such as the coronavirus pandemic and related governmental and public responses. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. Government intervention in markets may impact interest rates, market volatility, and security pricing. These adverse developments may cause broad declines in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.

Value investing The fund’s value approach to investing could cause it to underperform other stock funds that employ a different investment style. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may be appropriately priced at a low level. Value stocks may fail to appreciate for long periods and may never reach what the adviser believes are their full market values.

T. ROWE PRICE	4

Large-cap stocks Securities issued by large-cap companies tend to be less volatile than securities issued by smaller companies. However, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.

Sector exposure At times, the fund may have a significant portion of its assets invested in securities of issuers conducting business in a broadly related group of industries within the same economic sector. Issuers in the same economic sector may be similarly affected by economic or market events, making the fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Banks and financial companies Because the fund may invest significantly in banks and financial companies, the fund is more susceptible to adverse developments affecting such companies and may perform poorly during a downturn that impacts the financials sector. Banks and other financial services companies can be adversely affected by, among other things, regulatory changes, interest rate movements, the availability of capital and cost to borrow, and the rate of debt defaults.

Foreign investing Investments in the securities of non-U.S. issuers may be adversely affected by local, political, social, and economic conditions overseas, greater volatility, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar. The risks of investing outside the U.S. are heightened for any investments in emerging markets, which are susceptible to greater volatility than investments in developed markets.

Active management The fund’s overall investment program and holdings selected by the fund’s investment adviser may underperform the broad markets, relevant indices, or other funds with similar objectives and investment strategies.

Cybersecurity breaches The fund could be harmed by intentional cyber-attacks and other cybersecurity breaches, including unauthorized access to the fund’s assets, customer data and confidential shareholder information, or other proprietary information. In addition, a cybersecurity breach could cause one of the fund’s service providers or financial intermediaries to suffer unauthorized data access, data corruption, or loss of operational functionality.

Performance

The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund’s Investor Class. Returns for other share classes vary since they have different expenses.

SUMMARY	5

EQUITY INCOME FUND

Calendar Year Returns

	Quarter Ended	Total Return		Quarter Ended	Total Return
Best Quarter	12/31/2011	12.05%	Worst Quarter	09/30/2011	-15.34%

The fund’s return for the nine months ended 9/30/20 was -16.22%.

The following table shows the average annual total returns for each class of the fund that has been in operation for at least one full calendar year, and also compares the returns with the returns of a relevant broad-based market index, as well as with the returns of one or more comparative indexes that have investment characteristics similar to those of the fund, if applicable.

In addition, the table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or an IRA.After-tax returns are shown only for the Investor Class and will differ for other share classes.

T. ROWE PRICE	6

Average Annual Total Returns
	Periods ended
	December 31, 2019

				Since	Inception
	1 Year	5 Years	10 Years	inception	date
Investor Class					10/31/1985
Returns before taxes	26.58%	8.23%	10.75%	—%
Returns after taxes on distributions	24.40	6.15	9.28	—
Returns after taxes on distributions
and sale of fund shares	17.20	6.18	8.64	—
I Class					12/17/2015
Returns before taxes	26.69	—	—	12.49
Advisor Class					03/31/2000
Returns before taxes	26.17	7.91	10.45	—
R Class					09/30/2002
Returns before taxes	25.90	7.62	10.15	—
Z Class					02/22/2021
Returns before taxes	—	—	—	—

Russell 1000 ® Value Index (reflects no deduction for fees, expenses, or taxes)
	26.54	8.29	11.80	11.56 [a]
Lipper Equity Income Funds Index
	26.38	8.80	11.20	12.13 [a]

a   Return since 12/17/15.

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price or Price Associates)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
John D. Linehan	Chair of Investment Advisory Committee	2015	1998

Purchase and Sale of Fund Shares

The Investor Class, Advisor Class, and R Class generally require a $2,500 minimum initial investment ($1,000 minimum initial investment if opening an IRA, a custodial account for a minor, or a small business retirement plan account). Additional purchases generally require a $100 minimum. These investment minimums generally are waived for financial intermediaries and certain employer-sponsored retirement plans submitting orders on behalf of their customers. Advisor Class and R Class shares may generally only be purchased through a financial intermediary or retirement plan.

SUMMARY	7

The I Class requires a $1 million minimum initial investment and there is no minimum for additional purchases, although the initial investment minimum generally is waived for financial intermediaries, retirement plans, and certain client accounts for which T. Rowe Price or its affiliate has discretionary investment authority.

The Z Class is only available to funds managed by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services. There is no minimum initial investment and no minimum for additional purchases.

For investors holding shares of the fund directly with T. Rowe Price, you may purchase, redeem, or exchange fund shares by mail; by telephone (1-800-225-5132 for IRAs and nonretirement accounts; 1-800-492-7670 for small business retirement plans; and 1-800-638-8790 for institutional investors and financial intermediaries); or, for certain accounts, by accessing your account online through troweprice.com.

If you hold shares through a financial intermediary or retirement plan, you must purchase, redeem, and exchange shares of the fund through your intermediary or retirement plan. You should check with your intermediary or retirement plan to determine the investment minimums that apply to your account.

Tax Information

Any dividends are declared and paid quarterly in March, June, September, and December. Any capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, generally may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MORE ABOUT THE FUND	2

MANAGEMENT OF THE FUND

Investment Adviser(s)

T. Rowe Price is the fund’s investment adviser and oversees the selection of the fund’s investments and management of the fund’s portfolio pursuant to an investment management agreement between the investment adviser and the fund. T. Rowe Price is the investment adviser for all mutual funds sponsored and managed by T. Rowe Price (T. Rowe Price Funds); is an SEC-registered investment adviser that provides investment management services to individual and institutional investors and sponsors; and serves as adviser and subadviser to registered investment companies, institutional separate accounts, and common trust funds. The address for T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202. As of September 30, 2020, T. Rowe Price and its affiliates (Firm) had approximately $1.31 trillion in assets under management and provided investment management services for more than 6.6 million individual and institutional investor accounts.

Portfolio Management

T. Rowe Price has established an Investment Advisory Committee with respect to the fund. The committee chair is ultimately responsible for the day-to-day management of the fund’s portfolio and works with the committee in developing and executing the fund’s investment program. The members of the committee are as follows: John D. Linehan, Chair, Jason R. Adams, Mark S. Finn, Ryan S. Hedrick, Jon R. Hussey, Shinwoo Kim, Matt Mahon, Daniel Martino, Heather K. McPherson, Melanie A. Rizzo, Farris G. Shuggi, Matthew J. Snowling, Preeta R. Srinivasan, and James Stillwagon. The following information provides the year that the chair (portfolio manager) first joined the Firm and the chair’s specific business experience during the past five years (although the chair may have had portfolio management responsibilities for a longer period). Mr. Linehan has been chair of the committee since 2015. He joined the Firm in 1998 and his investment experience dates from 1989. He has served as a portfolio manager with the Firm throughout the past five years. The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of the fund’s shares.

The Management Fee

The management fee consists of two components—an “individual fund fee,” which reflects the fund’s particular characteristics, and a “group fee.” The group fee, which is designed to reflect the benefits of the shared resources of the Firm, is calculated daily based on the combined net assets of all T. Rowe Price Funds (except the funds-of-funds, TRP Reserve Funds, Multi-Sector Account Portfolios, and any index or private-label mutual funds). The group fee schedule (in the following table) is graduated, declining as the combined assets of the T. Rowe Price Funds rise, so shareholders benefit from the overall growth in mutual fund assets.

MORE ABOUT THE FUND	9

Group Fee Schedule

0.334%*	First $50 billion
0.305%	Next $30 billion
0.300%	Next $40 billion
0.295%	Next $40 billion
0.290%	Next $60 billion
0.285%	Next $80 billion
0.280%	Next $100 billion
0.275%	Next $100 billion
0.270%	Next $150 billion
0.265%	Next $195 billion
0.260%	Thereafter

* Represents a blended group fee rate containing various breakpoints.

The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. On December 31, 2019, the effective annual group fee rate was 0.29%. The individual fund fee, also applied to the fund’s average daily net assets, is 0.25% on assets up to $15 billion and 0.2125% on assets above $15 billion.

With respect to the I Class, T. Rowe Price has contractually agreed (through April 30, 2022) to pay the operating expenses of the fund’s I Class excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses (“I Class Operating Expenses”), to the extent the I Class Operating Expenses exceed 0.05% of the class’ average daily net assets. The agreement may only be terminated at any time after April 30, 2022, with approval by the fund’s Board of Directors. Any expenses paid under this agreement (and a previous limitation of 0.05%) are subject to reimbursement to T. Rowe Price by the fund whenever the fund’s I Class Operating Expenses are below 0.05%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price if such repayment does not cause the I Class Operating Expenses (after the repayment is taken into account) to exceed the lesser of: (1) the limitation on I Class Operating Expenses in place at the time such amounts were waived; or (2) the current expense limitation on I Class Operating Expenses.

A discussion about the factors considered by the fund’s Board of Directors (Board) and its conclusions in approving the fund’s investment management agreement (and any subadvisory agreement, if applicable) appear in the fund’s semiannual report to shareholders for the period ended June 30.

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MORE INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE(S), STRATEGIES, AND RISKS

Investment Objective(s)

The fund seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.

Principal Investment Strategies

The fund will normally invest at least 80% of its net assets (including any borrowings for investment purposes) in common stocks, with an emphasis on large-capitalization stocks that have a strong track record of paying dividends or that are believed to be undervalued. Shareholders will receive at least 60 days’ prior notice of a change in the fund’s policy requiring it to normally invest at least 80% of its net assets (including any borrowings for investment purposes) in common stocks.

Dividends are normally a more stable and predictable component of total return than capital appreciation. While the price of a company’s stock can go up or down in response to earnings or to fluctuations in the general market, stocks paying a high level of dividend income tend to be less volatile than those with below-average dividends and may hold up better in falling markets.

T. Rowe Price believes that income can be a significant contributor to total return over time and expects the fund’s yield to be above that of the Russell 1000® Value Index. The fund will tend to take a “value” approach and invest in stocks and other securities that appear to be temporarily undervalued by various measures, such as price/earnings ratios.

Value investors seek to invest in companies whose stock prices are low in relation to their real worth or future prospects. By identifying companies whose stocks are currently out of favor or undervalued, value investors attempt to realize significant appreciation as other investors recognize the stock’s intrinsic value and the price rises accordingly.

Some of the principal measures used to identify such stocks are:

Price/earnings ratio Dividing a stock’s price by its earnings per share generates a price/earnings or P/E ratio. A stock with a P/E ratio that is significantly below that of its peers, the market as a whole, or its own historical norm may represent an attractive opportunity.

Price/book value ratio Dividing a stock’s price by its book value per share indicates how a stock is priced relative to the accounting (i.e., book) value of the company’s assets. A ratio below the market, that of its competitors, or its own historical norm could indicate a stock that is undervalued.

Dividend yield A stock’s dividend yield is found by dividing its annual dividend by its share price. A yield significantly above a stock’s own historical norm or that of its peers may suggest an investment opportunity.

A stock selling at $10 with an annual dividend of $0.50 has a 5% yield.

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Price/cash flow Dividing a stock’s price by the company’s cash flow per share, rather than by its earnings or book value, provides a more useful measure of value in some cases. A ratio below that of the market or a company’s peers suggests the market may be incorrectly valuing the company’s cash flow for reasons that could be temporary.

Undervalued assets This analysis compares a company’s stock price with its underlying asset values, its projected value in the private (as opposed to public) market, or its expected value if the company or parts of it were sold or liquidated.

Restructuring opportunities Many well-established companies experience business challenges that can lead to a temporary decline in their financial performance. These challenges can include a poorly integrated acquisition, difficulties in product manufacturing or distribution, a downturn in a major end market, or an increase in industry capacity that negatively affects pricing. The shares of such companies frequently trade at depressed valuations. These companies can become successful investments if their management is sufficiently skilled and motivated to properly restructure the organization, their financial flexibility is adequate, the underlying value of the business has not been impaired, or their business environment improves or remains healthy.

Numerous situations exist in which a company’s intrinsic value may not be reflected in its stock price. For example, a company may own a substantial amount of real estate that is valued on its financial statements well below market levels. If those properties were to be sold, or if their hidden value became recognized, the company’s stock price could rise. In another example, a company’s management could spin off an unprofitable division into a separate company, potentially increasing the value of the parent. Or, in the reverse, a parent company could spin off a profitable division that has not drawn the attention it deserves, potentially resulting in higher valuations for both entities.

Sometimes new management can revitalize companies that have grown too large or lost their focus, eventually leading to improved profitability. Management could increase shareholder value by using excess cash flow to pay down debt, buy back outstanding shares of common stock, or raise the dividend.

The fund’s emphasis on stocks of established companies paying high dividends and its potential investments in fixed-income securities may limit its potential for appreciation in a broad market advance. Such securities may be hurt when interest rates rise sharply. Also, a company may reduce or eliminate its dividend.

While most assets will typically be invested in U.S. common stocks, the fund may invest in foreign stocks in keeping with its objective(s).

The fund may sell securities for a variety of reasons, including to realize gains, limit losses, or redeploy assets into more promising opportunities.

The fund’s investments may be subject to further restrictions and risks described in the Statement of Additional Information.

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Common and Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stocks have a specified dividend rate and rank after bonds and before common stocks in their claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis and profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Unlike common stock, preferred stock does not ordinarily carry voting rights. While most preferred stocks pay a dividend, the fund may decide to purchase preferred stock where the issuer has suspended, or is in danger of suspending, payment of its dividend.

Foreign Securities

Investments in foreign securities could include non-U.S. dollar-denominated securities traded outside the U.S. and U.S. dollar-denominated securities of foreign issuers traded in the U.S. The fund may purchase American Depositary Receipts and Global Depositary Receipts, which are certificates evidencing ownership of shares of a foreign issuer. American Depositary Receipts and Global Depositary Receipts trade on established markets and are alternatives to directly purchasing the underlying foreign securities in their local markets and currencies. Such investments are subject to many of the same risks associated with investing directly in foreign securities.

Principal Risks

Some of the principal tools the adviser uses to try to reduce overall risk include intensive research when evaluating a company’s prospects and limiting exposure to certain industries, asset classes, or investment styles when appropriate.

The principal risks associated with the fund’s principal investment strategies include the following:

Dividend-paying stocks The fund’s emphasis on dividend-paying stocks could cause the fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends. There is no guarantee that the issuers of the stocks held by the fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. For example, a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. In addition, stocks of companies with a history of paying dividends may not benefit from a broad market advance to the same degree as the overall stock market.

Stock investing The fund’s share price can fall because of weakness in the overall stock markets, a particular industry, or specific holdings. Stock markets as a whole can be volatile and decline for many reasons, such as adverse local, political, regulatory, or economic developments; changes in investor psychology; or heavy institutional selling at the same time by major institutional investors in the market, such as mutual funds, pension funds, and banks. The prospects for an industry or company may deteriorate because of a variety of factors,

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including disappointing earnings or changes in the competitive environment. In addition, the adviser’s assessment of companies whose stocks are held by the fund may prove incorrect, resulting in losses or poor performance, even in rising markets. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock take precedence over the claims of those who own common stock.

Market conditions The value of investments held by the fund may decline, sometimes rapidly or unpredictably, due to factors affecting certain issuers, particular industries or sectors, or the overall markets. Rapid or unexpected changes in market conditions could cause the fund to liquidate its holdings at inopportune times or at a loss or depressed value. The value of a particular holding may decrease due to developments related to that issuer, but also due to general market conditions, including real or perceived economic developments such as changes in interest rates, credit quality, inflation, or currency rates, or generally adverse investor sentiment. The value of a holding may also decline due to factors that negatively affect a particular industry or sector, such as labor shortages, increased production costs, or competitive conditions. In addition, local, regional, or global events such as war, acts of terrorism, political and social unrest, regulatory changes, recessions, shifts in monetary or trade policies, natural or environmental disasters, and the spread of infectious diseases or other public health issues could have a significant negative impact on securities markets and the fund’s investments. Unpredictable events such as natural disasters, pandemics, and widespread health crises, including the coronavirus pandemic and related governmental and public responses, may lead to unexpected suspensions or closures of securities exchanges, travel restrictions or quarantines, business disruptions and closures, inability to obtain raw materials, supplies and component parts, reduced or disrupted operations for the fund’s service providers or issuers in which the fund invests, and an extended adverse impact on global market conditions. Government intervention in markets may impact interest rates, market volatility, and security pricing. The occurrence, reoccurrence, and uncertainty of widespread diseases and health crises could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets of specific countries or worldwide.

Value investing Different investment styles tend to shift into and out of favor depending on market conditions and investor sentiment. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. A value approach to investing carries the risk that the market will not recognize a security’s intrinsic value or that a stock judged to be undervalued may actually be appropriately priced. Finding undervalued stocks requires considerable research to identify the particular company, analyze its financial condition and prospects, and assess the likelihood that the stock’s underlying value will be recognized by the market and reflected in its price. Although value stocks tend to be inexpensive relative to their earnings, they can continue to be inexpensive for long periods of time and may not ever realize their full value.

Large-cap stocks Although stocks issued by larger companies tend to have less overall volatility than stocks issued by smaller companies, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic

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periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, and may suffer sharper price declines as a result of earnings disappointments.

Sector exposure At times, the fund may have a significant portion of its assets invested in securities of issuers conducting business in a related group of industries within the same economic sector. Issuers within the same economic sector may be similarly affected by specific market events impacting that sector. As a result, the fund is more susceptible to adverse developments affecting an economic sector in which the fund has significant investments and may perform poorly during a downturn in one or more of the industries within that economic sector.

Banking and financial companies To the extent the fund has significant investments in financial companies, it is more susceptible to adverse developments affecting such companies and may perform poorly during a downturn in the banking industry. Banks can be adversely affected by, among other things, regulatory changes, interest rate movements, the availability of capital and the cost to borrow, and the rate of debt defaults. Banks and other financial services institutions are often subject to extensive governmental regulation and intervention, and the potential for additional regulation could reduce profit margins and adversely affect the scope of their activities, increase the amount of capital they must maintain, and limit the amounts and types of loans and other financial commitments they can make. In addition, companies in the financials sector may also be adversely affected by decreases in the availability of money or asset valuations, credit rating downgrades, increased competition, and adverse conditions in other related markets.

The oversight of, and regulations applicable to, banks in emerging markets may be ineffective when compared with the regulatory frameworks for banks in developed markets. Banks in emerging markets may have significantly less access to capital than banks in more developed markets, leading them to be more likely to fail under adverse economic conditions. In addition, the impact of future regulation on any individual bank, or on the financial services sector as a whole, can be very difficult to predict.

Foreign investing The fund’s investments outside the U.S. are subject to special risks, whether the securities (including depositary receipts and other instruments that represent interests in a non-U.S. issuer) are denominated in U.S. dollars or foreign currencies. These risks include potentially adverse local, political, social, and economic conditions overseas, greater volatility, lower liquidity, and the possibility that settlement practices and regulatory and accounting standards will differ from those of U.S. issuers. Foreign currencies could decline against the U.S. dollar, lowering the value of securities denominated in those currencies and possibly the fund’s share price. These risks are heightened for any investments in emerging markets, which are more susceptible to governmental interference, less efficient trading markets, and the imposition of local taxes or restrictions on gaining access to sales proceeds for foreign investors.

Active management The investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. The fund could

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underperform other funds with a similar benchmark or similar investment program if the fund’s investment selections or overall strategies fail to produce the intended results. Regulatory, tax, or other developments may affect the investment strategies available to a portfolio manager, which could adversely affect the ability to implement the fund’s overall investment program and achieve the fund’s investment objective(s).

Cybersecurity breaches The fund may be subject to operational and information security risks resulting from breaches in cybersecurity. Cybersecurity breaches may involve deliberate attacks and unauthorized access to the digital information systems (for example, through “hacking” or malicious software coding) used by the fund or its third-party service providers but may also result from outside attacks such as denial-of-service attacks, which are efforts to make network services unavailable to intended users. These breaches may, among other things, result in financial losses to the fund and its shareholders, cause the fund to lose proprietary information, disrupt business operations, or result in the unauthorized release of confidential information. Further, cybersecurity breaches involving the fund’s third-party service providers, financial intermediaries, trading counterparties, or issuers in which the fund invests could subject the fund to many of the same risks associated with direct breaches.

Additional Strategies, Risks, and Investment Management Practices

In addition to the principal investment strategies and principal risks previously described, the fund may employ other investment strategies and may be subject to other risks, which include the following:

Small- and mid-cap company securities

The fund may invest in securities of small- and mid-cap companies. To the extent the fund invests in small- and mid-capitalization stocks, it is likely to be more volatile than a fund that invests only in large companies. Small and medium-sized companies are generally riskier because they may have more limited product lines, less capital reserves, and less seasoned management, all of which could hinder their efforts to respond to economic, market, and industry changes. In addition, their securities may trade less frequently and with greater price swings.

Convertible Securities and Warrants

The fund may invest in debt instruments or preferred equity securities that are convertible into, or exchangeable for, equity securities at specified times in the future and according to a certain exchange ratio. Convertible bonds are typically callable by the issuer, which could in effect force conversion before the holder would otherwise choose. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree than common stock. Some convertible securities combine higher or lower current income with options and other features. Warrants are options to buy, directly from the issuer, a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Warrants have no voting rights, pay no dividends, and can be highly volatile. In some cases, the redemption value of a warrant could be zero.

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Debt Instruments

The fund may invest in bonds and debt instruments of any type, including municipal securities, without restrictions on quality or rating. Investments in a company also may be made through a privately negotiated note or loan, including loan participations and assignments. These investments will be made in companies, municipalities, or entities that meet the fund’s investment criteria. Such investments may have a fixed, variable, or floating interest rate. The price of a bond or fixed rate debt instrument usually fluctuates with changes in interest rates, generally rising when interest rates fall and falling when interest rates rise. Investments involving below investment-grade issuers or borrowers can be more volatile and have greater risk of default than investment-grade bonds. Certain of these investments may be illiquid and holding a loan could expose the fund to the risks of being a direct lender.

Investments in Other Investment Companies

The fund may invest in other investment companies, including open-end funds, closed-end funds, and exchange-traded funds.

The fund may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting the purchase of securities or as an efficient means of gaining exposure to a particular asset class. The fund might also purchase shares of another investment company, including shares of other T. Rowe Price Funds, to gain exposure to the securities in the investment company’s portfolio at times when the fund may not be able to buy those securities directly, or as a means of gaining efficient and cost-effective exposure to certain asset classes. Any investment in another investment company would be consistent with the fund’s objective(s) and investment program.

The risks of owning another investment company are generally similar to the risks of investing directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the fund’s performance. In addition, because closed-end funds and exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities, and their shares may have greater volatility if an active trading market does not exist.

As a shareholder of another investment company, the fund must pay its pro-rata share of that investment company’s fees and expenses. The fund’s investments in non-T. Rowe Price investment companies are subject to the limits that apply to investments in other funds under the Investment Company Act of 1940 or under any applicable exemptive order.

Investments in other investment companies could allow the fund to obtain the benefits of a more diversified portfolio than might otherwise be available through direct investments in a particular asset class, and will subject the fund to the risks associated with the particular asset class or asset classes in which an underlying fund invests. Examples of asset classes in which other mutual funds (including T. Rowe Price Funds) focus their investments include high yield bonds, inflation-linked securities, floating rate loans, international bonds, emerging market bonds, stocks of companies involved in activities related to real assets, stocks of companies that

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focus on a particular industry or sector, and emerging market stocks. If the fund invests in another T. Rowe Price Fund, the management fee paid by the fund will be reduced to ensure that the fund does not incur duplicate management fees as a result of its investment.

Illiquid Investments

Some of the fund’s holdings may be considered illiquid because they are subject to legal or contractual restrictions on resale or because they cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The determination of liquidity involves a variety of factors. Illiquid investments may include private placements that are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold (for example, pursuant to Rule 144A under the Securities Act of 1933) and therefore deemed liquid, others may have resale restrictions and be considered illiquid. The sale of illiquid investments may involve substantial delays and additional costs, and the fund may only be able to sell such investments at prices substantially lower than what it believes they are worth. In addition, the fund’s investments in illiquid investments may reduce the returns of the fund because it may be unable to sell such investments at an advantageous time, which could prevent the fund from taking advantage of other investment opportunities.

Reserve Position

A certain portion of the fund’s assets may be held in reserves. The fund’s reserve positions will primarily consist of: (1) shares of a T. Rowe Price internal money market fund or short-term bond fund (which do not charge any management fees and are not available for public purchase); (2) short-term, high-quality U.S. and non-U.S. dollar-denominated money market securities, including repurchase agreements; and (3) U.S. dollar or non-U.S. dollar currencies. In order to respond to adverse market, economic, or political conditions, or to provide flexibility in meeting redemptions, paying expenses, managing cash flows into the fund, and responding to periods of unusual market volatility, the fund may assume a temporary defensive position that is inconsistent with its principal investment objective(s) and/or strategies and may invest, without limitation, in reserves. If the fund has significant holdings in reserves, it could compromise its ability to achieve its objective(s). Non-U.S. dollar reserves are subject to currency risk.

Borrowing Money and Transferring Assets

The fund may borrow from banks, other persons, and other T. Rowe Price Funds for temporary or emergency purposes, to facilitate redemption requests, or for other purposes consistent with the fund’s policies as set forth in this prospectus and the Statement of Additional Information. Such borrowings may be collateralized with the fund’s assets, subject to certain restrictions.

Borrowings may not exceed 33 1/3% of the fund’s total assets. This limitation includes any borrowings for temporary or emergency purposes, applies at the time of the transaction, and continues to the extent required by the Investment Company Act of 1940.

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Meeting Redemption Requests

We expect that the fund will hold cash or cash equivalents to meet redemption requests. The fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the fund. These redemption methods will be used regularly and may also be used in deteriorating or stressed market conditions. The fund reserves the right to pay redemption proceeds with securities from the fund’s portfolio rather than in cash (redemptions in-kind), as described under “Large Redemptions.” Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of the fund’s net assets in order to minimize the effect of large redemptions on the fund and its remaining shareholders. In general, any redemptions in-kind will represent a pro-rata distribution of the fund’s securities, subject to certain limited exceptions. Redemptions in-kind may be used regularly in circumstances as described above (generally if the shareholder is able to accept securities in-kind) and may also be used in stressed market conditions.

The fund, along with other T. Rowe Price Funds, is a party to an interfund lending exemptive order received from the SEC that permits the T. Rowe Price Funds to borrow money from and/or lend money to other T. Rowe Price Funds to help the funds meet short-term redemptions and liquidity needs.

During periods of deteriorating or stressed market conditions, when an increased portion of the fund’s portfolio may be composed of holdings with reduced liquidity or lengthy settlement periods, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds with cash obtained through interfund lending or short-term borrowing arrangements (if available) or by redeeming a large redemption request in-kind.

Lending of Portfolio Securities

The fund may lend its securities to broker-dealers, other institutions, or other persons to earn additional income. Risks include the potential insolvency of the broker-dealer or other borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that decline in value, default, or do not perform as well as expected. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund.

The Statement of Additional Information contains more detailed information about the fund and its investments, operations, and expenses.

PORTFOLIO TURNOVER

Turnover is an indication of frequency of trading. Each time the fund purchases or sells a security, it incurs a cost. This cost is reflected in the fund’s net asset value but not in its operating expenses. The higher the turnover rate, the higher the transaction costs and the greater the impact on the fund’s total return. Higher turnover can also increase the possibility

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of taxable capital gain distributions. The fund’s portfolio turnover rates are shown in the Financial Highlights tables.

FINANCIAL HIGHLIGHTS

The Financial Highlights tables, which provide information about the financial history for each class that was in operation at the end of the prior fiscal year, are based on a single share outstanding throughout the periods shown. The tables are part of the fund’s financial statements, which are included in its semi-annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The financial statements included in the semi-annual report, including the financial highlights, were unaudited. The financial statements in the annual report were audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP.

FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

Investor Class
	6 Months Ended 6/30/20	Year Ended 12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
NET ASSET VALUE
Beginning of period	$32.08	$27.30	$33.34	$31.48	$28.46	$32.80

Investment activities
Net investment income(1)(2)	0.34	0.75	0.72	0.64	0.70	0.63
Net realized and unrealized gain/loss	(6.39)	6.42	(3.64)	4.41	4.76 (3)	(2.84)
Total from investment activities	(6.05)	7.17	(2.92)	5.05	5.46	(2.21)

Distributions
Net investment income	(0.33)	(0.76)	(0.73)	(0.67)	(0.73)	(0.65)
Net realized gain	–	(1.63)	(2.39)	(2.52)	(1.71)	(1.48)
Total distributions	(0.33)	(2.39)	(3.12)	(3.19)	(2.44)	(2.13)

NET ASSET VALUE End of period	$25.70	$32.08	$27.30	$33.34	$31.48	$28.46

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FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

Investor Class
	6 Months Ended 6/30/20		Year Ended 12/31/19	12/31/18	12/31/17	12/31/16		12/31/15
Ratios/Supplemental Data

Total return(2)(4)	(18.78)%		26.58%	(9.30)%	16.18%	19.28	%(3)	(6.66)%

Ratios to average net assets:(2)
Gross expenses before waivers/payments by Price Associates	0.65	%(5)	0.64%	0.64%	0.65%	0.66%		0.67%
Net expenses after waivers/payments by Price Associates	0.65	%(5)	0.64%	0.64%	0.65%	0.66%		0.66%
Net investment income	2.55	%(5)	2.43%	2.17%	1.94%	2.36%		1.98%

Portfolio turnover rate	15.5%		17.5%	16.2%	20.2%	19.4%		27.2%
Net assets, end of period (in millions)	$12,273		$15,945	$14,158	$17,602	$18,516		$21,935

(1)   Per share amounts calculated using average shares outstanding method.

(2)   Includes the impact of expense-related arrangements with Price Associates.

(3)   Includes a voluntary payment from Price Associates, related to a loss of value on its investment in Dell as a result of the fund’s ineligibility to pursue an appraisal action, representing $0.12 per share based upon shares outstanding on the date of payment (6/6/16). The payment increased total return by 0.48%.

(4)   Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year.

(5)   Annualized

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FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

I Class
	6 Months Ended 6/30/20	Year Ended 12/31/19	12/31/18	12/31/17	12/31/16	12/17/15(1) Through 12/31/15
NET ASSET VALUE
Beginning of period	$32.09	$27.31	$33.35	$31.48	$28.47	$28.27

Investment activities
Net investment income(2)(3)	0.35	0.78	0.75	0.69	0.88	–	(4)
Net realized and unrealized gain/loss	(6.39)	6.42	(3.64)	4.40	4.61 (5)	0.20
Total from investment activities	(6.04)	7.20	(2.89)	5.09	5.49	0.20

Distributions
Net investment income	(0.34)	(0.79)	(0.76)	(0.70)	(0.77)	–
Net realized gain	–	(1.63)	(2.39)	(2.52)	(1.71)	–
Total distributions	(0.34)	(2.42)	(3.15)	(3.22)	(2.48)	–

NET ASSET VALUE End of period	$25.71	$32.09	$27.31	$33.35	$31.48	$28.47

T. ROWE PRICE	22

FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

I Class
	6 Months Ended 6/30/20		Year Ended 12/31/19	12/31/18	12/31/17	12/31/16		12/17/15(1) Through 12/31/15
Ratios/Supplemental Data

Total return(3)(6)	(18.74)%		26.69%	(9.21)%	16.31%	19.40	%(5)	0.71%

Ratios to average net assets:(3)
Gross expenses before waivers/ payments by Price Associates	0.55	%(7)	0.54%	0.54%	0.55%	0.54%		0.64	%(7)
Net expenses after waivers/payments by Price Associates	0.55	%(7)	0.54%	0.54%	0.55%	0.54%		0.58	%(7)
Net investment income	2.61	%(7)	2.53%	2.28%	2.06%	2.89%		1.15	%(7)

Portfolio turnover rate	15.5%		17.5%	16.2%	20.2%	19.4%		27.2%
Net assets, end of period (in millions)	$2,239		$4,734	$3,899	$4,235	$3,521		$6

(1)   Inception date

(2)   Per share amounts calculated using average shares outstanding method.

(3)   Includes the impact of expense-related arrangements with Price Associates.

(4)   Amounts round to less than $0.01 per share.

(5)   Includes a voluntary payment from Price Associates, related to a loss of value on its investment in Dell as a result of the fund’s ineligibility to pursue an appraisal action, representing $0.12 per share based upon shares outstanding on the date of payment (6/6/16). The payment increased total return by 0.45%.

(6)   Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year.

(7)   Annualized

MORE ABOUT THE FUND	23

FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

Advisor Class
	6 Months Ended 6/30/20	Year Ended 12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
NET ASSET VALUE
Beginning of period	$31.99	$27.23	$33.26	$31.40	$28.40	$32.74

Investment activities
Net investment income(1)(2)	0.30	0.64	0.61	0.54	0.62	0.53
Net realized and unrealized gain/loss	(6.37)	6.41	(3.62)	4.40	4.74 (3)	(2.82)
Total from investment activities	(6.07)	7.05	(3.01)	4.94	5.36	(2.29)

Distributions
Net investment income	(0.29)	(0.66)	(0.63)	(0.56)	(0.65)	(0.57)
Net realized gain	–	(1.63)	(2.39)	(2.52)	(1.71)	(1.48)
Total distributions	(0.29)	(2.29)	(3.02)	(3.08)	(2.36)	(2.05)

NET ASSET VALUE End of period	$25.63	$31.99	$27.23	$33.26	$31.40	$28.40

T. ROWE PRICE	24

FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

Advisor Class
	6 Months Ended 6/30/20		Year Ended 12/31/19	12/31/18	12/31/17	12/31/16		12/31/15
Ratios/Supplemental Data

Total return(2)(4)	(18.90)%		26.17%	(9.57)%	15.84%	18.94	%(3)	(6.92)%

Ratios to average net assets:(2)
Gross expenses before waivers/payments by Price Associates	0.96	%(5)	0.96%	0.94%	0.94%	0.94%		0.93%
Net expenses after waivers/payments by Price Associates	0.96	%(5)	0.96%	0.94%	0.94%	0.94%		0.93%
Net investment income	2.24	%(5)	2.09%	1.85%	1.64%	2.08%		1.68%

Portfolio turnover rate	15.5%		17.5%	16.2%	20.2%	19.4%		27.2%
Net assets, end of period (in millions)	$184		$258	$294	$422	$521		$686

(1)   Per share amounts calculated using average shares outstanding method.

(2)   Includes the impact of expense-related arrangements with Price Associates.

(3)   Includes a voluntary payment from Price Associates, related to a loss of value on its investment in Dell as a result of the fund’s ineligibility to pursue an appraisal action, representing $0.12 per share based upon shares outstanding on the date of payment (6/6/16). The payment increased total return by 0.48%.

(4)   Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year.

(5)   Annualized

MORE ABOUT THE FUND	25

FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

R Class
	6 Months Ended 6/30/20	Year Ended 12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
NET ASSET VALUE
Beginning of period	$31.95	$27.18	$33.20	$31.35	$28.35	$32.67

Investment activities
Net investment income(1)(2)	0.26	0.56	0.51	0.44	0.53	0.45
Net realized and unrealized gain/loss	(6.36)	6.41	(3.61)	4.40	4.74 (3)	(2.82)
Total from investment activities	(6.10)	6.97	(3.10)	4.84	5.27	(2.37)

Distributions
Net investment income	(0.24)	(0.57)	(0.53)	(0.47)	(0.56)	(0.47)
Net realized gain	–	(1.63)	(2.39)	(2.52)	(1.71)	(1.48)
Total distributions	(0.24)	(2.20)	(2.92)	(2.99)	(2.27)	(1.95)

NET ASSET VALUE End of period	$25.61	$31.95	$27.18	$33.20	$31.35	$28.35

T. ROWE PRICE	26

FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

R Class
	6 Months Ended 6/30/20		Year Ended 12/31/19	12/31/18	12/31/17	12/31/16		12/31/15
Ratios/Supplemental Data

Total return(2)(4)	(19.03)%		25.90%	(9.84)%	15.52%	18.63	%(3)	(7.18)%

Ratios to average net assets:(2)
Gross expenses before waivers/payments by Price Associates	1.27	%(5)	1.23%	1.22%	1.22%	1.20%		1.20%
Net expenses after waivers/payments by Price Associates	1.27	%(5)	1.23%	1.22%	1.22%	1.20%		1.19%
Net investment income	1.92	%(5)	1.83%	1.56%	1.35%	1.80%		1.44%

Portfolio turnover rate	15.5%		17.5%	16.2%	20.2%	19.4%		27.2%
Net assets, end of period (in thousands)	$44,493		$64,181	$65,393	$99,972	$134,460		$203,518

(1)   Per share amounts calculated using average shares outstanding method.

(2)   Includes the impact of expense-related arrangements with Price Associates.

(3)   Includes a voluntary payment from Price Associates, related to a loss of value on its investment in Dell as a result of the fund’s ineligibility to pursue an appraisal action, representing $0.12 per share based upon shares outstanding on the date of payment (6/6/16). The payment increased total return by 0.48%.

(4)   Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year.

(5)   Annualized

DISCLOSURE OF FUND PORTFOLIO INFORMATION

Most T. Rowe Price Funds disclose their calendar quarter-end portfolio holdings on troweprice.com 15 calendar days after each quarter. At the discretion of the investment adviser, these holdings reports may exclude the issuer name and other information relating to a holding in order to protect the fund’s interests and to prevent harm to the fund or its shareholders. In addition, most T. Rowe Price Funds disclose their 10 largest holdings, along with the percentage of the relevant fund’s total assets that each of the 10 holdings represents, on troweprice.com on the seventh business day after each month-end. These holdings are listed in numerical order based on such percentages of the fund’s assets. A description of T. Rowe Price’s policies and procedures with respect to the disclosure of portfolio information is available in the Statement of Additional Information.

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	3

The following policies and procedures generally apply to Investor Class, I Class, Advisor Class, R Class, and Z Class accounts in the T. Rowe Price Funds. The front cover and Section 1 of this prospectus indicate which share classes are available for the fund.

INVESTING WITH T. ROWE PRICE

This section of the prospectus explains the basics of investing with T. Rowe Price and describes some of the different share classes that may be available. Certain share classes can be held directly with T. Rowe Price, while other share classes must typically be held through a financial intermediary, such as broker-dealers, banks, insurance companies, retirement plan recordkeeper, and registered investment advisers. The Z Class is only available to funds managed by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services.

AVAILABLE SHARE CLASSES

Each class of a fund’s shares represents an interest in the same fund with the same investment program and investment policies. However, each class is designed for a different type of investor and has a different cost structure primarily due to shareholder services or distribution arrangements that may apply only to that class. For example, certain classes may make payments to financial intermediaries for various administrative services they provide (commonly referred to as administrative fee payments, or AFP) and/or make payments to certain financial intermediaries for distribution of the fund’s shares (commonly referred to as 12b-1 fee payments). Determining the most appropriate share class depends on many factors, including how much you plan to invest, whether you are investing directly in the fund or through a financial intermediary, and whether you are investing on behalf of a person or an organization.

This section generally describes the differences between Investor Class, I Class, Advisor Class, R Class, and Z Class shares. This section does not describe the policies that apply to accounts in T. Rowe Price institutional funds and certain other types of funds. Policies for these other funds are described in their respective prospectuses, and all available share classes for the T. Rowe Price Funds are described more fully in the funds’ Statement of Additional Information. While many T. Rowe Price Funds are offered in more than one share class, not all funds offer all of the share classes described in this section.

Investor Class

A T. Rowe Price Fund that does not include the term “institutional” or indicate a specific share class as part of its name is considered to be the Investor Class of that fund. The Investor Class is

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available to individual investors, institutions, and a wide variety of other types of investors. The Investor Class may be purchased directly from T. Rowe Price or through a retirement plan or financial intermediary. The Investor Class does not impose sales charges and does not make any 12b-1 fee payments to financial intermediaries but may make administrative fee payments at an annual rate of up to 0.15% of the class’ average daily net assets. In addition, you may also incur brokerage commissions and other charges when buying or selling Investor Class shares through a financial intermediary. For investors holding the Investor Class through the T. Rowe Price® ActivePlus Portfolios program, the terms and conditions of the program will be applicable.

I Class

The I Class may be purchased directly from T. Rowe Price or through a financial intermediary. The I Class does not impose sales charges and does not make any administrative fee payments or 12b-1 fee payments to financial intermediaries. However, you may incur brokerage commissions and other charges when buying or selling I Class shares through a financial intermediary.

The I Class requires a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, certain client accounts for which T. Rowe Price or its affiliate has discretionary investment authority, and certain other accounts. For investors eligible for the I Class through the T. Rowe Price® ActivePlus Portfolios program, the terms and conditions of the program will be applicable. Accounts that are not eligible for the I Class may be converted to the Investor Class following notice to the financial intermediary or investor.

Advisor Class

The Advisor Class is designed to be sold through various financial intermediaries, such as broker-dealers, banks, insurance companies, retirement plan recordkeepers, and financial advisors. The Advisor Class must be purchased through an eligible financial intermediary (except for certain retirement plans held directly with T. Rowe Price). The Advisor Class does not impose sales charges but may make 12b-1 fee payments at an annual rate of up to 0.25% of the class’ average daily net assets and may also separately make administrative fee payments at an annual rate of up to 0.15% of the class’ average daily net assets. You may also incur other fees or charges when buying or selling Advisor Class shares through a financial intermediary.

The Advisor Class requires an agreement between the financial intermediary and T. Rowe Price to be executed prior to investment. Purchases of Advisor Class shares for which the required agreement with T. Rowe Price has not been executed or that are not made through an eligible financial intermediary are subject to rejection or cancellation without prior notice to the financial intermediary or investor, and accounts that are no longer eligible for the Advisor Class (including any accounts that are no longer serviced by a financial intermediary or for which the financial intermediary does not accept or assess 12b-1 fee payments) may be converted to the Investor Class following notice to the financial intermediary or investor.

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	29

R Class

The R Class is designed to be sold through financial intermediaries for employer-sponsored defined contribution retirement plans and certain other retirement accounts. The R Class must be purchased through an eligible financial intermediary (except for certain retirement plans held directly with T. Rowe Price). The R Class does not impose sales charges but may make 12b-1 fee payments at an annual rate of up to 0.50% of the class’ average daily net assets and may also separately make administrative fee payments at an annual rate of up to 0.15% of the class’ average daily net assets. You may also incur other fees or charges when buying or selling R Class shares through a financial intermediary.

The R Class requires an agreement between the financial intermediary and T. Rowe Price to be executed prior to investment. Purchases of R Class shares for which the required agreement with T. Rowe Price has not been executed or that are not made through an eligible financial intermediary are subject to rejection or cancellation without prior notice to the financial intermediary or investor, and accounts that are no longer eligible for the R Class (including any accounts that are no longer serviced by a financial intermediary or for which the financial intermediary does not accept or assess 12b-1 fee payments) may be converted to the Investor Class or Advisor Class following notice to the financial intermediary or investor.

Z Class

The Z Class is only available to funds managed by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services. There is no minimum initial investment and no minimum for additional purchases. The Z Class does not impose sales charges and does not make any administrative fee payments or 12b-1 fee payments to financial intermediaries.

DISTRIBUTION AND SHAREHOLDER SERVICING FEES

Administrative Fee Payments (Investor Class, Advisor Class, and R Class)

Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by the funds’ transfer agent. Investor Class, Advisor Class, and R Class shares may make administrative fee payments to retirement plan recordkeepers, broker-dealers, and other financial intermediaries (at an annual rate of up to 0.15% of the class’ average daily net assets) for transfer agency, recordkeeping, and other administrative services that they provide on behalf of the funds. These administrative services may include maintaining account records for each customer; transmitting purchase and redemption orders; delivering shareholder confirmations, statements, and tax forms; and providing support to respond to customers’ questions regarding their accounts. Except for funds that have an all-inclusive management fee, these separate administrative fee payments are reflected in the “Other expenses” line that appears in the table titled “Fees and Expenses of the Fund” in Section 1.

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12b-1 Fee Payments (Advisor Class and R Class)

Mutual funds are permitted to adopt a 12b-1 plan to pay certain expenses associated with the distribution of the fund’s shares out of the fund’s assets. Each fund offering Advisor and/or R Class shares has adopted a 12b-1 plan under which those classes may make payments (for the Advisor Class, at an annual rate of up to 0.25% of the class’ average daily net assets, and for the R Class, at an annual rate of up to 0.50% of the class’ average daily net assets) to various financial intermediaries, such as broker-dealers, banks, insurance companies, retirement plan recordkeepers, and registered investment advisers, for distribution and/or shareholder servicing of the Advisor Class and R Class shares. The 12b-1 plans provide for the class to pay such fees to the fund’s distributor and for the distributor to then pay such fees to the financial intermediaries that provide services for the class and/or make the class available to investors.

For the Advisor Class, distribution payments may include payments to financial intermediaries for making the Advisor Class shares available to their customers (for example, providing the fund with “shelf space” or inclusion on a “preferred list” or “supermarket” platform). For the R Class, distribution payments may include payments to financial intermediaries for making the R Class shares available as investment options to retirement plans and retirement plan participants, assisting plan sponsors in conducting searches for investment options, and providing ongoing monitoring of investment options.

Shareholder servicing payments under the plans may include payments to financial intermediaries for providing shareholder support services to existing shareholders of the Advisor Class and R Class. These payments may be more or less than the costs incurred by the financial intermediaries. Because the fees are paid from the Advisor Class or R Class net assets on an ongoing basis, they will increase the cost of your investment over time. In addition, payments of 12b-1 fees may influence your financial advisor’s recommendation of the fund or of any particular share class of the fund. Payments of 12b-1 fees are reflected in the “Distribution and service (12b-1) fees” line that appears in the table titled “Fees and Expenses of the Fund” in Section 1.

Additional Compensation to Financial Intermediaries

In addition to the administrative fee payments made by certain funds and the 12b-1 payments made by the Advisor Class and R Class, T. Rowe Price or the fund’s distributor will, at their own expense, provide compensation to certain financial intermediaries that have sold shares of or provide shareholder or other services to the T. Rowe Price Funds, commonly referred to as revenue sharing. These payments may be in the form of asset-based, transaction-based, or flat payments. These payments are used to compensate third parties for distribution and shareholder servicing activities, including sub-accounting, sub-transfer agency, or other services. Some of these payments may include expense reimbursements and meeting and marketing support payments (out of T. Rowe Price’s or the fund’s distributor’s own resources and not as an expense of the funds) to financial intermediaries, such as broker-dealers, banks, retirement plan recordkeepers, and registered investment advisers, in connection with the sale, distribution, marketing, and/or servicing of the T. Rowe Price Funds. The Statement of Additional Information provides more information about these payment arrangements.

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	31

The receipt of, or the prospect of receiving, these payments and expense reimbursements from T. Rowe Price or the fund’s distributor may influence financial intermediaries, plan sponsors, and other third parties to offer or recommend T. Rowe Price Funds over other investment options for which an intermediary does not receive additional compensation (or receives lower levels of additional compensation). In addition, financial intermediaries that receive these payments and/or expense reimbursements may elevate the prominence of the T. Rowe Price Funds by, for example, placing the T. Rowe Price Funds on a list of preferred or recommended funds and/or provide preferential or enhanced opportunities to promote the T. Rowe Price Funds in various ways. Since these additional payments are not paid by a fund directly, these arrangements do not increase fund expenses and will not change the price that an investor pays for shares of the T. Rowe Price Funds or the amount that is invested in a T. Rowe Price Fund on behalf of an investor. You may ask your financial intermediary for more information about any payments they receive from T. Rowe Price or the fund’s distributor.

Comparison of Fees

The following table summarizes the distribution and service (12b-1) fee and administrative fee arrangements applicable to each class.

Class	12b-1 Fee Payments	Administrative Fee Payments
Investor Class	None	Up to 0.15% per year
I Class	None	None
Advisor Class	Up to 0.25% per year	Up to 0.15% per year
R Class	Up to 0.50% per year	Up to 0.15% per year
Z Class	None	None
ACCOUNT SERVICE FEE

Investor Class

In an effort to help offset the disproportionately high costs incurred by the funds in connection with servicing lower-balance accounts that are held directly with the T. Rowe Price Funds’ transfer agent, an annual $20 account service fee (paid to T. Rowe Price Services, Inc., or one of its affiliates) is charged to certain Investor Class accounts with a balance below $10,000. The determination of whether a fund account is subject to the account service fee is based on account balances and services selected for accounts as of the last business day of August of each calendar year. The fee may be charged to an account with a balance below $10,000 for any reason, including market fluctuation and recent redemptions. The fee, which is automatically deducted from an account by redeeming fund shares, is typically charged to accounts in early September each calendar year. Such redemption may result in a taxable gain or loss to you.

The account service fee generally does not apply to fund accounts that are held through a financial intermediary, participant accounts in employer-sponsored retirement plans for which T. Rowe Price Retirement Plan Services provides recordkeeping services, accounts held through the T. Rowe Price® ActivePlus Portfolios program, or money market funds that are used as a T. Rowe Price brokerage sweep account. Regardless of a particular fund account’s

T. ROWE PRICE	32

balance as of the last business day of August, the account service fee is automatically waived for accounts that satisfy any of the following conditions:

•   Any accounts for which the shareholder has elected to receive electronic delivery of all of the following: account statements, transaction confirmations, prospectuses, and shareholder reports (paper copies of fund documents are available, free of charge, upon request, to any shareholder regardless of whether the shareholder has elected electronic delivery);

•   Any accounts of a shareholder with at least $50,000 in total assets with T. Rowe Price (for this purpose, total assets include investments through T. Rowe Price Brokerage and investments in T. Rowe Price Funds, except for those held through a retirement plan for which T. Rowe Price Retirement Plan Services provides recordkeeping services); or

•   Any accounts of a shareholder who is a T. Rowe Price Select Client Services client—visit troweprice.com or call 1-800-332-6161 for more information.

T. Rowe Price reserves the right to authorize additional waivers for other types of accounts or to modify the conditions for assessment of the account service fee. Fund shares held in a T. Rowe Price IRA, Education Savings Account, or small business retirement plan account (including certain 403(b) plan accounts) are subject to the account service fee and may be subject to additional administrative fees when distributing all fund shares from such accounts.

POLICIES FOR OPENING AN ACCOUNT

Investor Class and I Class shares may be purchased directly from T. Rowe Price or through various financial intermediaries. Advisor Class and R Class shares must be purchased through a financial intermediary (except for certain retirement plans held directly at T. Rowe Price). If you are opening an account through an employer-sponsored retirement plan or other financial intermediary, you should contact the retirement plan or financial intermediary for information regarding its policies on opening an account, including the policies relating to purchasing, exchanging, and redeeming shares, and the applicable initial and subsequent investment minimums.

Tax Identification Number

Investors must provide T. Rowe Price with a valid Social Security number or taxpayer identification number on a signed new account form or Form W-9, and financial intermediaries must provide T. Rowe Price with their certified taxpayer identification number. Otherwise, federal law requires the funds to withhold a percentage of dividends, capital gain distributions, and redemptions and may subject you or the financial intermediary to an Internal Revenue Service fine. If this information is not received within 60 days of the account being established, the account may be redeemed at the fund’s then-current net asset value.

Important Information Required to Open a New Account

Pursuant to federal law, all financial institutions must obtain, verify, and record information that identifies each person or entity that opens an account. This information is needed not only

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	33

for the account owner and any other person who opens the account, but also for any person who has authority to act on behalf of the account.

When you open an account, you will be asked for the name, U.S. street address (post office boxes are not acceptable), date of birth, and Social Security number or taxpayer identification number for each account owner and person(s) opening an account on behalf of others, such as custodians, agents, trustees, or other authorized signers. When opening an entity account, you will be asked to identify and provide personal information for: (i) any individual who, either directly or indirectly, owns 25% or more of the equity interest of the entity and (ii) a single individual who controls, manages, or directs the entity. Corporate and other institutional accounts require documents showing the existence of the entity (such as articles of incorporation or partnership agreements) to open an account. Certain other fiduciary accounts (such as trusts or power of attorney arrangements) require documentation, which may include an original or certified copy of the trust agreement or power of attorney, to open an account.

T. Rowe Price will use this information to verify the identity of the person(s)/entity opening the account. An account cannot be opened until all of this information is received. If the identity of the account holder cannot be verified, T. Rowe Price is authorized to take any action permitted by law, including, but not limited to, restricting additional purchases, freezing the account, or involuntarily redeeming the shares in the account at the net asset value calculated the day the account is redeemed.

Institutional investors and financial intermediaries should call Financial Institution Services at 1-800-638-8790 for more information on these requirements, as well as to be assigned an account number and instructions for opening an account. Other investors should call Investor Services at 1-800-638-5660 for more information about these requirements.

The funds are generally available only to investors residing in the United States. In addition, nongovernment money market funds that operate as “retail money market funds” pursuant to Rule 2a-7 under the Investment Company Act of 1940 are required to limit their beneficial owners to natural persons. An investor in a retail money market fund is required to demonstrate eligibility (for example, by providing a valid Social Security number) before an account can be opened.

PRICING OF SHARES AND TRANSACTIONS

How and When Shares Are Priced

The trade date for your transaction request depends on the day and time that T. Rowe Price receives your request and will normally be executed using the next share price calculated after your order is received in correct form by T. Rowe Price or its agent (or by your financial intermediary if it has the authority to accept transaction orders on behalf of the fund). The share price, also called the net asset value, for each share class of a fund is calculated as of the close of trading on the New York Stock Exchange (NYSE), which is normally 4 p.m. ET, on

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each day that the NYSE is open for business. Net asset values are not calculated for the funds on days when the NYSE is scheduled to be closed for trading (for example, weekends and certain U.S. national holidays). If the NYSE is unexpectedly closed due to weather or other extenuating circumstances on a day it would typically be open for business, or if the NYSE has an unscheduled early closing on a day it has opened for business, the funds reserve the right to treat such day as a business day and accept purchase and redemption orders and calculate their share price as of the normally scheduled close of regular trading on the NYSE for that day.

To calculate the net asset value, a fund’s assets are valued and totaled, liabilities are subtracted, and each class’ proportionate share of the balance, called net assets, is divided by the number of shares outstanding of that class. Market values are used to price portfolio holdings for which market quotations are readily available. Market values generally reflect the prices at which securities actually trade or represent prices that have been adjusted based on evaluations and information provided by the fund’s pricing services. Investments in other mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. If a market value for a portfolio holding is not available or normal valuation procedures are deemed to be inappropriate, the fund will make a good faith effort to assign a fair value to the holding by taking into account various factors and methodologies that have been approved by the fund’s Board. This value may differ from the value the fund receives upon sale of the securities.

Amortized cost is used to price securities held by money market funds and certain short-term debt securities held by other funds. The retail and government money market funds, which seek to maintain a stable net asset value of $1.00, use the amortized cost method of valuation to calculate their net asset value. Amortized cost allows the money market funds to value a holding at the fund’s acquisition cost with adjustments for any premiums or discounts and then round the net asset value per share to the nearest whole cent. The amortized cost method of valuation enables the money market funds to maintain a $1.00 net asset value, but it may also result in periods during which the stated value of a security held by the funds differs from the market-based price the funds would receive if they sold that holding. The current market-based net asset value per share for each business day in the preceding six months is available for the retail and government money market funds through troweprice.com. These market-based net asset values are for informational purposes only and are not used to price transactions.

The funds use various pricing services to provide closing market prices, as well as information used to adjust those prices and to value most fixed income securities. A fund cannot predict how often it will use closing prices or how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices at 4 p.m. ET, except under the following circumstances. Most foreign markets close before 4 p.m. ET. For example, the most recent closing prices for securities traded in certain Asian markets may be as much as 15 hours old at 4 p.m. ET. If a fund determines that developments between

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the close of a foreign market and the close of the NYSE will affect the value of some or all of the fund’s securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. ET. In deciding whether to make these adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities.

A fund may also fair value certain securities or a group of securities in other situations—for example, when a particular foreign market is closed but the fund is open. For a fund that has investments in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares, the fund’s net asset value may change on days when shareholders will not be able to purchase or redeem the fund’s shares. If an event occurs that affects the value of a security after the close of the market, such as a default of a commercial paper issuer or a significant move in short-term interest rates, a fund may make a price adjustment depending on the nature and significance of the event. The funds also evaluate a variety of factors when assigning fair values to private placements and other restricted securities. Other mutual funds may adjust the prices of their securities by different amounts or assign different fair values than the fair value that the fund assigns to the same security.

The various ways you can purchase, sell, and exchange shares are explained throughout this section. These procedures differ based on whether you hold your account directly with T. Rowe Price or through an employer-sponsored retirement plan or financial intermediary.

INVESTING DIRECTLY WITH T. ROWE PRICE

The following policies apply to accounts that are held directly with T. Rowe Price and not through a financial intermediary.

Options for Opening Your Account

If you own other T. Rowe Price Funds, you should consider registering any new account identically to your existing accounts so you can exchange shares among them easily (the name(s) of the account owner(s) and the account type must be identical).

For joint accounts or other types of accounts owned or controlled by more than one party, either owner/party has complete authority to act on behalf of all and give instructions concerning the account without notice to the other party. T. Rowe Price may, in its sole discretion, require written authorization from all owners/parties to act on the account for certain transactions (for example, to transfer ownership). There are multiple ways to establish a new account directly with T. Rowe Price.

Online You can open a new Investor Class account online. (I Class accounts currently must be opened either by telephone or in writing.) Go to troweprice.com/newaccount to choose the type of account you wish to open.

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You can exchange shares online from an existing account in one fund to open a new account in another fund. The new account will have the same registration as the account from which you are exchanging, and any services (other than systematic purchase and systematic distribution arrangements) that you have preauthorized will carry over from the existing account to the new account.

To open an account online for the first time or with a different account registration, you must be a U.S. citizen residing in the U.S. or a resident alien and not subject to Internal Revenue Service backup withholding. Additionally, you must provide consent to receive certain documents electronically. You will have the option of providing your bank account information, which will enable you to make electronic funds transfers to and from your bank account. To set up this banking service online, additional steps will be taken to verify your identity.

By Mail If you are sending a check, please make your check payable to T. Rowe Price Funds (otherwise it may be returned) and send the check, together with the applicable new account form, to the appropriate address. (Please refer to the appropriate address under “Contacting T. Rowe Price” later in this section to avoid a delay in opening your new account.) T. Rowe Price does not accept third-party checks for initial purchases; however, third-party checks are typically accepted for additional purchases to an existing account. In addition, T. Rowe Price does not accept purchases by cash, traveler’s checks, money orders, or credit card checks. For exchanges from an identically registered account, be sure to specify the fund(s) and account number(s) that you are exchanging out of and the fund(s) you wish to exchange into.

By Telephone Direct investors can call Shareholder Services at 1-800-225-5132 (institutional investors should call 1-800-638-8790) to exchange from an existing fund account to open a new identically registered account in another fund. You may also be eligible to open a new account by telephone and provide your bank account information in order to make an initial purchase. To set up the account and banking service by telephone, additional steps will be taken to verify your identity and the authenticity of your bank account. Although the account may be opened and the purchase made, services may not be established and an Internal Revenue Service penalty withholding may occur until we receive the necessary signed form to certify your Social Security number or taxpayer identification number.

How Your Trade Date Is Determined

If you invest directly with T. Rowe Price and your request to purchase, sell, or exchange shares is received by T. Rowe Price or its agent in correct form by the close of the NYSE (normally 4 p.m. ET), your transaction will be priced at that business day’s net asset value. If your request is received by T. Rowe Price or its agent in correct form after the close of the NYSE, your transaction will be priced at the next business day’s net asset value. Systematic transactions that are scheduled to occur on a date the NYSE is closed will normally be processed the next business day (except for certain retirement plan payroll deduction orders generated by T. Rowe Price where the orders are processed the day before the day the NYSE is closed).

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Note: There may be times when you are unable to contact us by telephone or access your account online due to extreme market activity, the unavailability of the T. Rowe Price website, or other circumstances. Should this occur, your order must still be placed and received in correct form by T. Rowe Price prior to the time the NYSE closes to be priced at that business day’s net asset value. The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4 p.m. ET. The funds reserve the right to not treat an unscheduled intraday disruption or closure in NYSE trading as a closure of the NYSE and still accept transactions and calculate their net asset value as of 4 p.m. ET.

Transaction Confirmations

T. Rowe Price sends immediate confirmations for most of your fund transactions. However, certain transactions, such as systematic purchases and systematic redemptions, dividend reinvestments, checkwriting redemptions from money market funds, and transactions in money market funds used as a brokerage sweep account, do not receive an immediate transaction confirmation but are reported on your account statement. Please review transaction confirmations and account statements as soon as you receive them, and promptly report any discrepancies to Shareholder Services.

Telephone and Online Account Transactions

You may access your accounts and conduct transactions involving Investor Class accounts using the telephone or the T. Rowe Price website at troweprice.com. You can only conduct transactions involving the I Class over the telephone or in writing.

Preventing Unauthorized Transactions

The T. Rowe Price Funds and their agents use reasonably designed procedures to verify that telephone, electronic, and other instructions are genuine. These procedures include, among other things, recording telephone calls; requiring personalized security codes or other information online and certain identifying information for telephone calls; requiring Medallion signature guarantees for certain transactions and account changes; and promptly sending confirmations of transactions and address changes. For transactions conducted online, we recommend the use of a secure internet browser.

T. Rowe Price Account Protection Program Shareholders who invest in the T. Rowe Price Funds directly are eligible for the Account Protection Program. The Account Protection Program restores eligible losses due to unauthorized or fraudulent activity, provided that you follow all security best practices when you access and maintain your account(s). T. Rowe Price reserves the right to modify or withdraw the Account Protection Program at any time. The Account Protection Program security best practices and additional information may be accessed online at https://www.troweprice.com/personal-investing/help/policies-and-security/account-protection-program.html.

If our verification procedures are followed, and the losses are not eligible to be restored under the Account Protection Program, the funds and their agents are not liable for any losses that may occur from acting on unauthorized instructions.

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If you suspect any unauthorized account activity, notice errors or discrepancies in your T. Rowe Price account, or are not receiving your T. Rowe Price account statements, please contact T. Rowe Price immediately. Telephone conversations are recorded.

Trusted Contacts Investors who hold shares of a T. Rowe Price Fund directly or through a T. Rowe Price Brokerage account have the option to add one or more trusted contacts to their brokerage and mutual fund accounts. Trusted contacts are intended to be a resource to help protect client assets. Any individuals designated as a trusted contact will be authorized to serve as a primary contact if T. Rowe Price has questions or concerns related to potentially fraudulent account activity, suspected financial exploitation, or to confirm your contact information if we are unable to reach you (but are not authorized to act on your account). For more information or to add trusted contacts to your account, visit troweprice.com or call 1-800-225-5132.

If you are age 65 or older, or if you are age 18 or older and we have reason to believe you have a mental or physical impairment that renders you unable to protect your own interest, we may place a temporary hold on the disbursement of redemption proceeds from your account in an effort to protect you if we reasonably believe that you have been or will be the victim of actual or attempted financial exploitation. You will receive notice of this temporary delay, and it will be for no more than 15 business days while we conduct an internal review of the suspected financial exploitation (including contacting your trusted contact if one is on file). We may delay an additional 10 business days if T. Rowe Price reasonably believes that actual or attempted financial exploitation has occurred or will occur. At the expiration of the hold time, if we have not confirmed that exploitation has occurred, the proceeds will be released to you.

Purchasing Shares

Shares may be purchased in a variety of ways.

By Check Please make your check payable to the T. Rowe Price Funds. Include a new account form if establishing a new account, and include either a fund investment slip or a letter indicating the fund and your account number if adding to an existing account. Your transaction will receive the share price for the business day that the request is received by T. Rowe Price or its agent prior to the close of the NYSE (not the day the request is received at the post office box).

By Electronic Transfer Shares may be purchased using the Automated Clearing House system if you have established the service on your account, which allows T. Rowe Price to request payment for your shares directly from your bank account or other financial institution account. You may also arrange for a wire to be sent to T. Rowe Price (wire transfer instructions can be found at troweprice.com/wireinstructions or by calling Shareholder Services). T. Rowe Price must receive the wire by the close of the NYSE to receive that day’s share price. There is no assurance that you will receive the share price for the same day you initiated the wire from your financial institution.

By Exchange You may purchase shares of a fund using the proceeds from the redemption of shares from another fund. The redemption and purchase will receive the same trade date, and

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if you are establishing a new account, it will have the same registration as the account from which you are exchanging. The purchase must still generally meet the applicable minimum investment requirement.

Systematic Purchases (Automatic Asset Builder) You can instruct T. Rowe Price to automatically transfer money from your account at your bank or other financial institution at least once per month, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds that you designate. Each systematic purchase must be at least $100 per fund account to be eligible for the Automatic Asset Builder service. To automatically transfer money to your account from a bank account or through payroll deductions, complete the appropriate section of the new account form when opening a new account or complete an Account Services Form to add the service to an existing account. Prior to establishing payroll deductions, you must set up the service with T. Rowe Price so that the appropriate instructions can be provided to your employer.

Initial Investment Minimums

Investor Class accounts, other than the Retirement Income 2020 Fund and Summit Funds, require a $2,500 minimum initial investment ($1,000 minimum initial investment for IRAs; certain small business retirement accounts; and custodial accounts for minors, known as Uniform Gifts to Minors Act or Uniform Transfer to Minors Act accounts). The Retirement Income 2020 Fund and Summit Funds require a $25,000 minimum initial investment. I Class accounts require a $1 million minimum initial investment, although the minimum generally is waived for certain types of accounts. If you request the I Class of a particular fund when you open a new account but the investment amount does not meet the applicable minimum, the purchase will be automatically invested in the Investor Class of the same fund.

Additional Investment Minimums

Investor Class accounts, other than Summit Funds, require a $100 minimum for additional purchases, including those made through Automatic Asset Builder. Summit Funds require a $100 minimum for additional purchases through Automatic Asset Builder and a $1,000 minimum for all other additional purchases. I Class accounts require a $100 minimum for additional purchases through Automatic Asset Builder but do not require a minimum amount for other additional purchases.

Exchanging and Redeeming Shares

Exchanges You can move money from one account to an existing, identically registered account or open a new identically registered account. For taxable accounts, an exchange from one fund to another will be reported to the Internal Revenue Service as a sale for tax purposes. (Institutional investors are restricted from exchanging into a fund that operates as a retail money market fund.) You can set up systematic exchanges so that money is automatically moved from one fund account to another on a regular basis.

Receiving Redemption Proceeds Redemption proceeds can be mailed to your account address by check or sent electronically to your bank account by Automated Clearing House transfer or bank wire. You can set up systematic redemptions and have the proceeds

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automatically sent via check or Automated Clearing House on a regular basis. If your request is received in correct form by T. Rowe Price or its agent on a business day prior to the close of the NYSE, proceeds are usually sent on the next business day. However, if you request a redemption from a money market fund on a business day prior to noon ET and request to have proceeds sent via bank wire, proceeds are normally sent later that same day.

Proceeds sent by Automated Clearing House transfer are usually credited to your account the second business day after the sale, and there are typically no fees associated with such payments. Proceeds sent by bank wire are usually credited to your account the next business day after the sale (except for wire redemptions from money market funds received prior to noon ET). A $5 fee will be charged for an outgoing wire of less than $5,000, in addition to any fees your financial institution may charge for an incoming wire.

If for some reason your request to exchange or redeem shares cannot be processed because it is not received in correct form, we will attempt to contact you.

If you request to redeem a specific dollar amount and the market value of your account is less than the amount of your request and we are unable to contact you, your redemption will not be processed and you must submit a new redemption request in correct form.

If you change your address on an account, proceeds may not be mailed to the new address for 15 calendar days after the address change, unless we receive a letter of instruction with a Medallion signature guarantee.

Please note that large purchase and redemption requests initiated through the Automated Clearing House may be rejected, and in such instances, the transaction must be placed by calling Shareholder Services.

Checkwriting You may write an unlimited number of free checks on any money market fund and certain bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a sale of fund shares; a check written on a bond fund will create a taxable event that must be reported by T. Rowe Price to the Internal Revenue Service as a redemption.

Converting to Another Share Class

You may convert from one share class of a fund to another share class of the same fund (which may have a higher expense ratio). Although the conversion has no effect on the dollar value of your investment in the fund, the number of shares owned after the conversion may be greater or less than the number of shares owned before the conversion, depending on the net asset values of the two share classes. A conversion between share classes of the same fund is a nontaxable event. The new account will have the same registration as the account from which you are converting.

T. Rowe Price may conduct periodic reviews of account balances. If your account balance in a fund exceeds the minimum amount required for the I Class, T. Rowe Price may, but is not required to, automatically convert your Investor Class shares to I Class shares with advance notice. However, if T. Rowe Price has investment discretion, T. Rowe Price may convert your shares without advance notice.

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Maintaining Your Account Balance

Investor Class Due to the relatively high cost to a fund of maintaining small accounts, we ask that you maintain an account balance of at least $1,000 ($10,000 for Summit Funds). If, for any reason, your balance is below this amount for three months or longer, we have the right to redeem your account at the then-current net asset value after giving you 60 days to increase your balance.

I Class To keep operating expenses lower, we ask that you maintain an account balance of at least $1 million. If your investment falls below $1 million (even if due to market depreciation), we have the right to redeem your account at the then-current net asset value after giving you 60 days to increase your balance or convert your account to a different share class in the same fund (if available) with a higher expense ratio with advance notice. However, if T. Rowe Price has investment discretion, T. Rowe Price may convert your shares without advance notice.

The redemption of your account could result in a taxable gain or loss.

Investors holding the fund through the T. Rowe Price® ActivePlus Portfolios program will be subject to the minimum account balance requirements of the program, which may differ from the minimum account balance requirements listed above.

INVESTING THROUGH A FINANCIAL INTERMEDIARY

The following policies apply to accounts that are held through a financial intermediary.

Accounts in Investor Class and I Class shares are not required to be held through a financial intermediary, but accounts in Advisor Class and R Class shares must be held through an eligible financial intermediary (except for certain retirement plans held directly with T. Rowe Price). It is important that you contact your retirement plan or financial intermediary to determine the policies, procedures, and transaction deadlines that apply to your account. The financial intermediary may charge a fee, such as transaction fees or brokerage commissions, for its services.

Opening an Account

The financial intermediary must provide T. Rowe Price with its certified taxpayer identification number. Financial intermediaries should call Financial Institution Services for an account number and wire transfer instructions. In order to obtain an account number, the financial intermediary must supply the name, taxpayer identification number, and business street address for the account. (Please refer to “Contacting T. Rowe Price” later in this section for the appropriate telephone number and mailing address.) Financial intermediaries must also enter into a separate agreement with the fund or its agent.

How the Trade Date Is Determined

If you invest through a financial intermediary and your transaction request is received by T. Rowe Price or its agent in correct form by the close of the NYSE, your transaction will be

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priced at that business day’s net asset value. If your request is received by T. Rowe Price or its agent in correct form after the close of the NYSE, your transaction will be priced at the next business day’s net asset value unless the fund has an agreement with your financial intermediary for orders to be priced at the net asset value next computed after receipt by the financial intermediary.

The funds have authorized certain financial intermediaries or their designees to accept orders to buy or sell fund shares on their behalf. When authorized financial intermediaries receive an order in correct form, the order is considered as being placed with the fund and shares will be bought or sold at the net asset value next calculated after the order is received by the authorized financial intermediary. The financial intermediary must transmit the order to T. Rowe Price and pay for such shares in accordance with the agreement with T. Rowe Price or the order may be canceled and the financial intermediary could be held liable for the losses. If the fund does not have such an agreement in place with your financial intermediary, T. Rowe Price or its agent must receive the request in correct form from your financial intermediary by the close of the NYSE in order for your transaction to be priced at that business day’s net asset value.

Note: The time at which transactions and shares are priced and the time until which orders are accepted by the fund or a financial intermediary may be changed in case of an emergency or if the NYSE closes at a time other than 4 p.m. ET. The funds reserve the right to not treat an unscheduled intraday disruption or closure in NYSE trading as a closure of the NYSE and still accept transactions and calculate their net asset value as of 4 p.m. ET. Should this occur, your order must still be placed and received in correct form by T. Rowe Price (or by the financial intermediary in accordance with its agreement with T. Rowe Price) prior to the time the NYSE closes to be priced at that business day’s net asset value.

Purchasing Shares

All initial and subsequent investments by financial intermediaries should be made by bank wire or electronic payment. There is no assurance that the share price for the purchase will be the same day the wire was initiated. Purchases by financial intermediaries are typically initiated through the National Securities Clearing Corporation or by calling Financial Institution Services.

Investment Minimums

You should check with your financial intermediary to determine what minimum applies to your initial and additional investments.

The Retirement Income 2020 Fund and Summit Funds require a $25,000 minimum initial investment, and other funds generally require a $2,500 minimum initial investment, although the minimum is generally waived or modified for any retirement plans and financial intermediaries establishing accounts in the Investor Class, Advisor Class, or R Class. I Class accounts require a $1 million minimum initial investment, although the minimum generally is waived for certain types of accounts.

Investments through a financial intermediary generally do not require a minimum amount for additional purchases.

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Redeeming Shares

Unless otherwise indicated, redemption proceeds will be sent via bank wire to the financial intermediary’s designated bank. Redemptions by financial intermediaries are typically initiated through the National Securities Clearing Corporation or by calling Financial Institution Services. Normally, the fund transmits proceeds to financial intermediaries for redemption orders received in correct form on either the next business day or second business day after receipt of the order, depending on the arrangement with the financial intermediary. Proceeds for redemption orders received prior to 12:00 p.m. ET for a money market fund may be sent via wire the same business day. You must contact your financial intermediary about procedures for receiving your redemption proceeds.

Please note that certain purchase and redemption requests initiated through the National Securities Clearing Corporation may be rejected, and in such instances, the transaction must be placed by contacting Financial Institution Services.

GENERAL POLICIES RELATING TO TRANSACTIONS

The following policies and requirements apply generally to accounts in the T. Rowe Price Funds, regardless of whether the account is held directly or indirectly with T. Rowe Price.

The funds generally do not accept orders that request a particular day or price for a transaction or any other special conditions. However, when authorized by the fund, certain institutions, financial intermediaries, or retirement plans purchasing fund shares directly with T. Rowe Price may place a purchase order unaccompanied by payment. Payment for these shares must be received by the time designated by the fund (not to exceed the period established for settlement under applicable regulations). If payment is not received by this time, the order may be canceled. The institution, financial intermediary, or retirement plan is responsible for any costs or losses incurred by the fund or T. Rowe Price if payment is delayed or not received.

U.S. Dollars All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks. In addition, we request that you give us at least three business days’ notice for any purchase of $5 million or more.

Nonpayment If a check or Automated Clearing House transfer does not clear or payment for an order is not received in a timely manner, your purchase may be canceled. You (or the financial intermediary) may be responsible for any losses or expenses incurred by the fund or its transfer agent, and the fund can redeem shares in your account or another identically registered T. Rowe Price account as reimbursement. The funds and their agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

Retail Money Market Funds The retail money market funds have implemented policies and procedures designed to limit purchases to accounts beneficially owned by a natural person. Purchases of a retail money market fund may be rejected from an investor who has not demonstrated sufficient eligibility to purchase shares of the fund or from a financial

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intermediary that has not demonstrated adequate procedures to limit investments to natural persons. In addition, purchases may be prohibited or subject to certain conditions during periods where a liquidity fee or redemption gate is in effect.

Liquidity Fees and Redemption Gates—Retail Money Market Funds

A money market fund that operates as a retail money market fund pursuant to Rule 2a-7 under the Investment Company Act of 1940 has the ability to impose liquidity fees of up to 2% of the value of the shares redeemed if the fund’s weekly liquid assets fall below certain thresholds, as specified in Rule 2a-7. A retail money market fund also has the ability to impose a redemption gate, which enables the fund to temporarily suspend redemptions for up to 10 days within a 90-day period if the fund’s weekly liquid assets fall below a certain threshold, as specified in Rule 2a-7. A money market fund’s Board has ultimate discretion to determine whether or not a liquidity fee or redemption gate would be in the best interests of the fund’s shareholders and should be imposed.

A money market fund that operates as a government money market fund pursuant to Rule 2a-7 is not required to impose a liquidity fee or redemption gate upon the sale of your shares. The Boards of the T. Rowe Price money market funds that operate as government money market funds have determined that the funds do not currently intend to impose liquidity fees and redemption gates. However, the Board of a T. Rowe Price government money market fund reserves the right to impose liquidity fees and redemption gates in the future, at which point shareholders would be provided with at least 60 days’ notice prior to such a change.

If a liquidity fee is in place, all exchanges out of the fund will be subject to the liquidity fee, and if a redemption gate is in place, all exchanges out of the fund will be suspended. When a liquidity fee or redemption gate is in place, the fund may elect to not permit the purchase of shares or to subject the purchase of shares to certain conditions, which may include affirmation of the purchaser’s knowledge that a liquidity fee or a redemption gate is in effect.

Omnibus Accounts If your shares are held through a financial intermediary, T. Rowe Price may rely on the financial intermediary to assess any applicable liquidity fees or impose redemption gates on underlying shareholder accounts. In certain situations, T. Rowe Price enters into agreements with financial intermediaries maintaining omnibus accounts that require the financial intermediary to assess liquidity fees or redemption gates. There are no assurances that T. Rowe Price will be successful in ensuring that all financial intermediaries will properly assess the fees.

Please refer to Sections 1 and 2 of the retail money market fund prospectuses for more information regarding liquidity fees and redemption gates.

Large Redemptions

Large redemptions (for example, $250,000 or more) can adversely affect a portfolio manager’s ability to implement a fund’s investment strategy by causing the premature sale of securities that would otherwise be held longer. Therefore, the fund reserves the right (without prior notice) to redeem in-kind. In general, any redemptions in-kind will represent a pro-rata

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distribution of a fund’s securities, subject to certain limited exceptions. The redeeming shareholder will be responsible for disposing of the securities, and the shareholder will be subject to the risks that the value of the securities could decline prior to their sale, the securities could be difficult to sell, and brokerage fees could be incurred. If you continue to hold the securities, you may be subject to any ownership restrictions imposed by the issuers. For example, real estate investment trusts (REITs) often impose ownership restrictions on their equity securities. In addition, we request that you give us at least three business days’ notice for any redemption of $5 million or more.

Delays in Sending Redemption Proceeds

The T. Rowe Price Funds typically expect that redemption requests will be paid out to redeeming shareholders by the business day following the receipt of a redemption request that is in correct form, regardless of the method the fund uses to make such payment (for example, check, wire, or Automated Clearing House transfer). Checks are typically mailed on the business day after the redemption, proceeds sent by wire are typically credited to your financial institution the business day after the redemption, and proceeds sent by Automated Clearing House are typically credited to your financial institution on the second business day after the redemption. However, under certain circumstances, and when deemed to be in a fund’s best interests, proceeds may not be sent for up to seven calendar days after receipt of a valid redemption order (for example, during periods of deteriorating or stressed market conditions or during extraordinary or emergency circumstances).

In addition, if shares are sold that were just purchased and paid for by check or Automated Clearing House transfer, the fund will process your redemption but will generally delay sending the proceeds for up to seven calendar days to allow the check or Automated Clearing House transfer to clear. If, during the clearing period, we receive a check drawn against your newly purchased shares, it will be returned and marked “uncollected.” (The seven-day hold does not apply to purchases paid for by bank wire or automatic purchases through payroll deduction.)

The Board of a retail money market fund may temporarily suspend redemptions from the fund for up to 10 business days during any 90-day period (i.e., a “redemption gate”) and elect to temporarily suspend redemptions for up to 10 business days in a 90-day period if the fund’s weekly liquid assets fall below 30% of its total assets and the fund’s Board determines that imposing a redemption gate is in the fund’s best interests. In addition, under certain limited circumstances, the Board of a money market fund may elect to permanently suspend redemptions in order to facilitate an orderly liquidation of the fund (subject to any additional liquidation requirements).

Involuntary Redemptions and Share Class Conversions

Since nongovernment money market funds that operate as retail money market funds are required to limit their beneficial owners to natural persons, shares held directly by an investor or through a financial intermediary in these funds that are not eligible to invest in a retail money market fund are subject to involuntary redemption at any time without prior notice.

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Shares held by any investors or financial intermediaries that are no longer eligible to invest in the I Class or who fail to meet or maintain their account(s) at the investment minimum are subject to involuntary redemption or conversion to the Investor Class of the same fund (which may have a higher expense ratio). Investments in Advisor Class shares that are no longer held through an eligible financial intermediary may be automatically converted by T. Rowe Price to the Investor Class of the same fund following notice to the financial intermediary or shareholder. Investments in R Class shares that are no longer held on behalf of an employer-sponsored defined contribution retirement plan or other eligible R Class account or that are not held through an eligible financial intermediary may be automatically converted by T. Rowe Price to the Investor Class or Advisor Class of the same fund following notice to the financial intermediary or shareholder.

Excessive and Short-Term Trading Policy

Excessive transactions and short-term trading can be harmful to fund shareholders in various ways, such as disrupting a fund’s portfolio management strategies, increasing a fund’s trading and other costs, and negatively affecting its performance. Short-term traders in funds that invest in foreign securities may seek to take advantage of developments overseas that could lead to an anticipated difference between the price of the funds’ shares and price movements in foreign markets. While there is no assurance that T. Rowe Price can prevent all excessive and short-term trading, the Boards of the T. Rowe Price Funds have adopted the following trading limits that are designed to deter such activity and protect the funds’ shareholders. The funds may revise their trading limits and procedures at any time as the Boards deem necessary or appropriate to better detect short-term trading that may adversely affect the funds, to comply with applicable regulatory requirements, or to impose additional or alternative restrictions.

Subject to certain exceptions, each T. Rowe Price Fund restricts a shareholder’s purchases (including through exchanges) into a fund account for a period of 30 calendar days after the shareholder has redeemed or exchanged out of that same fund account (the “30-Day Purchase Block”). The calendar day after the date of redemption is considered Day 1 for purposes of computing the period before another purchase may be made.

General Exceptions As of the date of this prospectus, the following types of transactions generally are not subject to the funds’ excessive and short-term trading policy:

•   Shares purchased or redeemed in money market funds and ultra-short-term bond funds;

•   Shares purchased or redeemed through a systematic purchase or withdrawal plan;

•   Checkwriting redemptions from bond funds and money market funds;

•   Shares purchased through the reinvestment of dividends or capital gain distributions;

•   Shares redeemed automatically by a fund to pay fund fees or shareholder account fees;

•   Transfers and changes of account registration within the same fund;

•   Shares purchased by asset transfer or direct rollover;

•   Shares purchased or redeemed through IRA conversions and recharacterizations;

•   Shares redeemed to return an excess contribution from a retirement account;

•   Transactions in Section 529 college savings plans;

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•   Certain transactions in defined benefit and nonqualified plans, subject to prior approval by T. Rowe Price;

•   Shares converted from one share class to another share class in the same fund;

•   Shares of T. Rowe Price Funds that are purchased by another T. Rowe Price Fund, including shares purchased by T. Rowe Price fund-of-funds products, and shares purchased by discretionary accounts managed by T. Rowe Price or one of its affiliates (please note that shareholders of the investing T. Rowe Price Fund are still subject to the policy);

•   Transactions initiated by the trustee or adviser to a donor-advised charitable gift fund as approved by T. Rowe Price; and

•   Transactions having a value of $5,000 or less (retirement plans, including those for which T. Rowe Price serves as recordkeeper, and other financial intermediaries may apply the excessive and short-term trading policy to transactions of any amount).

Transactions in certain rebalancing, asset allocation, wrap, and other advisory programs (including the T. Rowe Price® ActivePlus Portfolios program), as well as non-T. Rowe Price fund-of-funds products, may also be exempt from the 30-Day Purchase Block, subject to prior written approval by T. Rowe Price.

In addition to restricting transactions in accordance with the 30-Day Purchase Block, T. Rowe Price may, in its discretion, reject (or instruct a financial intermediary to reject) any purchase or exchange into a fund from a person (which includes individuals and entities) whose trading activity could disrupt the management of the fund or dilute the value of the fund’s shares, including trading by persons acting collectively (for example, following the advice of a newsletter). Such persons may be barred, without prior notice, from further purchases of T. Rowe Price Funds for a period longer than 30 calendar days, or permanently.

Financial Intermediary and Retirement Plan Accounts If you invest in T. Rowe Price Funds through a financial intermediary, including a retirement plan, you should review the financial intermediary’s or retirement plan’s materials carefully or consult with the financial intermediary or plan sponsor directly to determine the trading policy that will apply to your trades in the T. Rowe Price Funds as well as any other rules or conditions on transactions that may apply. If T. Rowe Price is unable to identify a transaction placed through a financial intermediary as exempt from the excessive trading policy, the 30-Day Purchase Block may apply.

Financial intermediaries, including retirement plans, may maintain their underlying accounts directly with the fund, although they often establish an omnibus account (one account with the fund that represents multiple underlying shareholder accounts) on behalf of their customers. When financial intermediaries establish omnibus accounts in the T. Rowe Price Funds, T. Rowe Price is not able to monitor the trading activity of the underlying shareholders. However, T. Rowe Price monitors aggregate trading activity at the financial intermediary (omnibus account) level in an attempt to identify activity that indicates potential excessive or short-term trading. If it detects such trading activity, T. Rowe Price may contact the financial intermediary to request personal identifying information and transaction histories for some or all underlying shareholders (including plan participants, if applicable) pursuant to a written

T. ROWE PRICE	48

agreement that T. Rowe Price has entered into with each financial intermediary. Any nonpublic personal information provided to the fund (for example, a shareholder’s taxpayer identification number or transaction records) is subject to the fund’s privacy policy. If T. Rowe Price believes that excessive or short-term trading has occurred and there is no exception for such trades under the funds’ Excessive and Short-Term Trading Policy as previously described, it will instruct the financial intermediary to impose restrictions to discourage such practices and take appropriate action with respect to the underlying shareholder, including restricting purchases for 30 calendar days or longer. Each financial intermediary has agreed to execute such instructions pursuant to a written agreement. There is no assurance that T. Rowe Price will be able to properly enforce its excessive trading policies for omnibus accounts. Because T. Rowe Price generally relies on financial intermediaries to provide information and impose restrictions for omnibus accounts, its ability to monitor and deter excessive trading will be dependent upon the intermediaries’ timely performance of their responsibilities.

For shares that are held in a retirement plan, generally the 30-Day Purchase Block applies only to shares redeemed by a participant-directed exchange to another fund. However, the 30-Day Purchase Block may apply to transactions other than exchanges depending on how shares of the plan are held at T. Rowe Price or the excessive trading policy applied by your plan’s recordkeeper.

T. Rowe Price may allow a financial intermediary, including a retirement plan, to maintain restrictions on trading in the T. Rowe Price Funds that differ from the 30-Day Purchase Block. An alternative excessive trading policy would be acceptable to T. Rowe Price if it believes that the policy would provide sufficient protection to the T. Rowe Price Funds and their shareholders that is consistent with the excessive trading policy adopted by the funds’ Boards.

There is no guarantee that T. Rowe Price will be able to identify or prevent all excessive or short-term trades or trading practices.

Unclaimed Accounts and Uncashed Checks

If your account has no activity for a certain period of time and/or mail sent to you from T. Rowe Price is deemed undeliverable, T. Rowe Price may be required to transfer (i.e., escheat) your account assets, including any assets related to uncashed checks to the appropriate state under its abandoned property laws. For IRA accounts escheated to a state under these abandoned property laws, the escheatment will be treated as a taxable distribution to you and federal and any applicable state income tax will be withheld. This may also apply to your Roth IRA as well (see the T. Rowe Price Traditional and Roth IRA Disclosure and Custodial Agreement and/or the T. Rowe Price SIMPLE IRA Disclosure Statement and Custodial Agreement for more information). To avoid such action, it is important to keep your account address up to date and periodically communicate with T. Rowe Price by contacting us or logging in to your account at least once every two years.

Delivery of Shareholder Documents

If two or more accounts own the same fund, share the same address, and T. Rowe Price reasonably believes that the two accounts are part of the same household or institution, we may

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	49

economize on fund expenses by mailing only one shareholder report and summary prospectus or prospectus, as applicable, for the fund. If you need additional copies or do not want your mailings to be “householded,” please call Shareholder Services.

T. Rowe Price can deliver account statements, transaction confirmations, prospectuses, tax forms, and shareholder reports electronically. If you are a registered user of troweprice.com, you can consent to the electronic delivery of these documents by logging in and changing your mailing preferences. You can revoke your consent at any time through troweprice.com, and we will begin to send paper copies of these documents within a reasonable time after receiving your revocation.

Signature Guarantees

A Medallion signature guarantee is designed to protect you and the T. Rowe Price Funds from fraud by verifying your signature.

A shareholder or financial intermediary may need to obtain a Medallion signature guarantee in certain situations, such as:

•   Requests to wire redemption proceeds when bank account information is not already authorized and on file for an account;

•   Remitting redemption proceeds to any person, address, or bank account not on file;

•   Establishing certain services after an account is opened; or

•   Changing the account registration or broker-dealer of record for an account.

Financial intermediaries should contact T. Rowe Price Financial Institution Services for specific requirements.

The signature guarantee must be obtained from a financial institution that is a participant in a Medallion signature guarantee program. You can obtain a Medallion signature guarantee from certain banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. When obtaining a Medallion signature guarantee, please discuss with the guarantor the dollar amount of your proposed transaction. It is important that the level of coverage provided by the guarantor’s stamp covers the dollar amount of the transaction or it may be rejected. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

Fund Operations and Shareholder Services

T. Rowe Price and The Bank of New York Mellon, subject to the oversight of T. Rowe Price, each provide certain accounting services to the T. Rowe Price Funds. T. Rowe Price Services, Inc., acts as the transfer agent and dividend disbursing agent and provides shareholder and administrative services to the funds. T. Rowe Price Retirement Plan Services, Inc., provides recordkeeping, sub-transfer agency, and administrative services for certain types of retirement plans investing in the funds. These companies receive compensation from the funds for their services. The funds may also pay financial intermediaries for performing shareholder and administrative services for underlying shareholders in omnibus accounts. In addition, certain funds serve as an underlying fund in which some fund-of-funds products, the T. Rowe Price

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Spectrum and Retirement Funds, invest. Subject to approval by each applicable fund’s Board, each underlying fund bears its proportionate share of the direct operating expenses of the T. Rowe Price Spectrum and Retirement Funds. All of the fees previously discussed are included in a fund’s financial statements and, except for funds that have an all-inclusive management fee, are also reflected in the “Other expenses” line that appears in the table titled “Fees and Expenses of the Fund” in Section 1.

CONTACTING T. ROWE PRICE

If you hold shares of a fund through a financial intermediary, you must contact your financial intermediary to determine the requirements for opening a new account and placing transactions. Otherwise, please contact T. Rowe Price as follows:

Web
troweprice.com	For the most complete source of T. Rowe Price news To open an account For most account transactions
troweprice.com/paperless	To sign up for e-delivery of your statements, confirmations, prospectuses, reports, or proxies
Phone
Shareholder Services: 1-800-225-5132	To make a transaction, or for fund, account, and service information (for IRAs and nonretirement accounts)
Investor Services: 1-800-638-5660	To open an account (for IRAs and nonretirement accounts)
Financial Institution Services: 1-800-638-8790	For information and services for large institutional investors and financial intermediaries
Retirement Client Services: 1-800-492-7670	For information and services for small business retirement plans (or consult your plan administrator)
Select Client Services: 1-800-332-6161	Complimentary services and resources designed to help investors make informed investment decisions Tiered client benefits based on asset level
Brokerage: 1-800-225-7720	If you hold your shares through a T. Rowe Price Brokerage account
Tele*Access®: 1-800-638-2587	To access information on fund performance, prices, account balances, and your latest transactions 24 hours a day Please note that transactions cannot be placed through Tele*Access ®
Hearing Impaired	Call the applicable number with a relay operator; inquires may also be directed to info@troweprice.com

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T. Rowe Price Addresses

Please be sure to use the correct address to avoid a delay in opening your account or processing your transaction. These addresses are subject to change at any time, so please check troweprice.com/contactus or call the appropriate telephone number to ensure that you use the correct mailing address.

Investors (IRAs and nonretirement accounts) opening a new account or making additional purchases by check should use the following addresses:

via U.S. mail T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21297-1300	via private carriers/overnight services T. Rowe Price Account Services Mail Code 17300 4515 Painters Mill Road Owings Mills, MD 21117-4903

Investors (IRAs and nonretirement accounts) requesting an exchange or redemption should use the following addresses:

via U.S. mail T. Rowe Price Account Services P.O. Box 17468 Baltimore, MD 21298-8275	via private carriers/overnight services T. Rowe Price Account Services Mail Code 17468 4515 Painters Mill Road Owings Mills, MD 21117-4903

Investors in a small business retirement plan opening a new account, making a purchase by check, or placing an exchange or redemption should use the following addresses:

via U.S. mail T. Rowe Price Retirement Client Services P.O. Box 17350 Baltimore, MD 21297-1350	via private carriers/overnight services T. Rowe Price Attn.: Retirement Operations 4515 Painters Mill Road Owings Mills, MD 21117-4903

Institutional investors (including financial intermediaries) opening a new account, making a purchase by check, or placing an exchange or redemption should use the following addresses:

via U.S. mail T. Rowe Price Financial Institution Services P.O. Box 17300 Baltimore, MD 21297-1603	via private carriers/overnight services T. Rowe Price Financial Institution Services Mail Code: OM-4232 4515 Painters Mill Road Owings Mills, MD 21117-4842

Note: Your transaction will receive the share price for the business day that the request is received by T. Rowe Price or its agent prior to the close of the NYSE (normally 4 p.m. ET), which could differ from the day that the request is received at the post office box.

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INFORMATION ON DISTRIBUTIONS AND TAXES

Each fund intends to qualify to be treated each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. In order to qualify, a fund must satisfy certain income, diversification, and distribution requirements. A regulated investment company is not subject to U.S. federal income tax at the portfolio level on income and gains from investments that are distributed to shareholders. However, if a fund were to fail to qualify as a regulated investment company and was ineligible to or otherwise did not cure such failure, the result would be fund-level taxation and, consequently, a reduction in income available for distribution to the fund’s shareholders.

To the extent possible, all net investment income and realized capital gains are distributed to shareholders.

Dividends and Other Distributions

Except for the Retirement Income 2020 Fund, dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option. For the Retirement Income 2020 Fund, subject to certain exceptions, regularly scheduled monthly dividends may generally not be reinvested. Reinvesting distributions results in compounding, which allows you to receive dividends and capital gain distributions on an increasing number of shares.

Distributions not reinvested may be paid by check or transmitted to your bank account via Automated Clearing House or may be automatically invested into another fund account. For the Retirement Income 2020 Fund, regularly scheduled monthly dividends are generally not paid by check. If the U.S. Postal Service cannot deliver your check or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the net asset value on the day of the reinvestment and to reinvest all subsequent distributions in additional shares of the fund. Interest will not accrue on amounts represented by uncashed distributions or redemption checks.

The following table provides details on dividend payments:

Dividend Payment Schedule
Fund	Dividends
Money market funds

•   Shares purchased via wire that are received by T. Rowe Price by noon ET begin to earn dividends on that day. Shares purchased via a wire received after noon ET and through other methods normally begin to earn dividends on the business day after payment is received by T. Rowe Price.

•   Dividends are declared daily and paid on the first business day of each month.

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Dividend Payment Schedule
Fund	Dividends
Bond funds	• Shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price. • Dividends are declared daily and paid on the first business day of each month.

These stock funds only:

•   Balanced

•   Dividend Growth

•   Equity Income

•   Equity Index 500

•   Global Real Estate

•   Growth & Income

•   Spectrum Conservative Allocation

•   Spectrum Moderate Allocation

•   Real Estate

• Dividends, if any, are declared and paid quarterly, in March, June, September, and December. • Must be a shareholder on the dividend record date.
Other stock funds	• Dividends, if any, are declared and paid annually, generally in December. • Must be a shareholder on the dividend record date.
Retirement Income 2020	• Dividends are declared and normally paid in the middle of each month.
Retirement Balanced, Retirement I Balanced—I Class, and Spectrum Income	• Shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price. • Dividends are declared daily and paid on the first business day of each month.
All other Retirement, Retirement I, Spectrum, and Target Funds	• Dividends, if any, are declared and paid annually, generally in December. • Must be a shareholder on the dividend record date.

For funds that declare dividends daily, shares earn dividends through the date of a redemption (for redemptions from money market funds where the request is received prior to noon ET and proceeds are sent via wire, shares only earn dividends through the calendar day prior to the date of redemption). Shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date. The funds do not pay dividends in fractional cents. Any dividend amount earned for a particular day on all shares held that is one-half of one cent or greater (for example, $0.016) will be rounded up to the next whole cent ($0.02), and any amount that is less than one-half of one cent (for example, $0.014) will be rounded down to the nearest whole cent ($0.01). Please note that if the dividend payable on all shares held is less than one-half of one cent for a particular day, no dividend will be earned for that day.

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If you purchase and redeem your shares through a financial intermediary, consult your financial intermediary to determine when your shares begin and stop accruing dividends as the information previously described may vary.

Capital Gain Payments

A capital gain or loss is the difference between the purchase and sale price of a security. If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is generally paid the following year. A fund may have to make additional capital gain distributions, if necessary, to comply with the applicable tax law. Capital gains are not expected from government or retail money market funds since they are managed to maintain a stable share price. However, if a money market fund unexpectedly has net capital gains for the year (after subtracting any capital losses), the capital gain may be declared and paid in December to shareholders of record.

Tax Information

In most cases, you will be provided information for your tax filing needs no later than mid-February.

If you invest in the fund through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, you will not be subject to tax on dividends and distributions from the fund or the sale of fund shares if those amounts remain in the tax-deferred account. You may receive a Form 1099-R or other Internal Revenue Service forms, as applicable, if any portion of the account is distributed to you.

If you invest in the fund through a taxable account, you generally will be subject to tax when:

•   You sell fund shares, including an exchange from one fund to another.

•   The fund makes dividend or capital gain distributions.

Additional information about the taxation of dividends for certain T. Rowe Price Funds is listed below:

Tax-Free and Municipal Funds
• Regular monthly dividends (including those from the state-specific tax-free funds) are expected to be exempt from federal income taxes.
• Exemption is not guaranteed since the fund has the right under certain conditions to invest in nonexempt securities.
• Tax-exempt dividends paid to Social Security recipients may increase the portion of benefits that is subject to tax.

•   For state-specific funds, the monthly dividends you receive are expected to be exempt from state and local income tax of that particular state. For other funds, a small portion of your income dividend may be exempt from state and local income taxes.

•   If a fund invests in certain “private activity” bonds that are not exempt from the alternative minimum tax, shareholders who are subject to the alternative minimum tax must include income generated by those bonds in their alternative minimum tax calculation. The portion of a fund’s income dividend that should be included in your alternative minimum tax calculation, if any, will be reported to you by mid-February on Form 1099-DIV.

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For individual shareholders, a portion of ordinary dividends representing “qualified dividend income” received by the fund may be subject to tax at the lower rates applicable to long-term capital gains rather than ordinary income. You may report it as “qualified dividend income” in computing your taxes, provided you have held the fund shares on which the dividend was paid for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Ordinary dividends that do not qualify for this lower rate are generally taxable at the investor’s marginal income tax rate. This includes the portion of ordinary dividends derived from interest, short-term capital gains, income and gains from derivatives, distributions from nonqualified foreign corporations, distributions from real estate investment trusts, and dividends received by the fund from stocks that were on loan. For taxable years ending after December 31, 2017, and before January 1, 2026, you are generally allowed a deduction up to 20% on your qualified REIT dividends. You may not take this deduction for a dividend on shares of a fund that have been held for less than 46 days during the 91-day period beginning on the date 45 days before the ex-dividend date. Little, if any, of the ordinary dividends paid by the bond funds or money market funds is expected to qualify for treatment as qualified dividend income or qualified REIT dividends.

For corporate shareholders, a portion of ordinary dividends may be eligible for the deduction for dividends received by corporations to the extent the fund’s income consists of dividends paid by U.S. corporations. Little, if any, of the ordinary dividends paid by the international stock funds, bond funds, or money market funds is expected to qualify for this deduction.

A 3.8% net investment income tax is imposed on net investment income, including interest, dividends, and capital gains of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly) and of estates and trusts.

If you hold your fund through a financial intermediary, the financial intermediary is responsible for providing you with any necessary tax forms. You should contact your financial intermediary for the tax information that will be sent to you and reported to the Internal Revenue Service.

Taxes on Fund Redemptions

When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another fund in a taxable account is also a sale for tax purposes. As long as a money market fund maintains a stable share price of $1.00, a redemption or exchange to another fund will not result in a gain or loss for tax purposes. However, an exchange from one fund into a money market fund may result in a gain or loss on the fund from which shares were redeemed.

All or a portion of the loss realized from a sale or exchange of your fund shares may be disallowed under the “wash sale” rule if you purchase substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are sold or exchanged. Shares of the same fund you acquire through dividend reinvestment are shares purchased for the purpose of the wash sale rule and may trigger a disallowance of the loss for shares sold or exchanged within the 61-day period of the dividend reinvestment. Any loss disallowed under the wash sale rule is added to the cost basis of the purchased shares.

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T. Rowe Price (or your financial intermediary) will make available to you Form 1099-B, if applicable, no later than mid-February, providing certain information for each sale you made in the fund during the prior year. Unless otherwise indicated on your Form 1099-B, this information will also be reported to the Internal Revenue Service. For mutual fund shares acquired prior to 2012 in most accounts established or opened by exchange in 1984 or later, our Form 1099-B will provide you with the gain or loss on the shares you sold during the year based on the average cost single category method. This information on average cost and gain or loss from sale is not reported to the Internal Revenue Service. For these mutual fund shares acquired prior to 2012, you may calculate the cost basis using other methods acceptable to the Internal Revenue Service, such as specific identification.

For mutual fund shares acquired after 2011, federal income tax regulations require us to report the cost basis information on Form 1099-B using a cost basis method selected by the shareholder in compliance with such regulations or, in the absence of such selected method, our default method if you acquire your shares directly from T. Rowe Price. Our default method is average cost. For any fund shares acquired through a financial intermediary after 2011, you should check with your financial intermediary regarding the applicable cost basis method. You should note that the cost basis information reported to you may not always be the same as what you should report on your tax return because the rules applicable to the determination of cost basis on Form 1099-B may be different from the rules applicable to the determination of cost basis for reporting on your tax return. Therefore, you should save your transaction records to make sure the information reported on your tax return is accurate. T. Rowe Price and financial intermediaries are not required to issue a Form 1099-B to report sales of money market fund shares.

To help you maintain accurate records, T. Rowe Price will make available to you a confirmation promptly following each transaction you make (except for systematic purchases and systematic redemptions) and a year-end statement detailing all of your transactions in each fund account during the year. If you hold your fund through a financial intermediary, the financial intermediary is responsible for providing you with transaction confirmations and statements.

Taxes on Fund Distributions

T. Rowe Price (or your financial intermediary) will make available to you, as applicable, generally no later than mid-February, a Form 1099-DIV, or other Internal Revenue Service forms, as required, indicating the tax status of any income dividends, dividends exempt from federal income taxes, and capital gain distributions made to you. This information will be reported to the Internal Revenue Service. Taxable distributions are generally taxable to you in the year in which they are paid. A dividend declared in October, November, or December and paid in the following January is generally treated as taxable to you as if you received the distribution in December. Dividends from tax-free funds are generally expected to be tax-exempt for federal income tax purposes. Your bond fund and money market fund dividends for each calendar year will include dividends accrued up to the first business day of the next calendar year. Ordinary dividends and capital gain dividends may also be subject to state and

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	57

local taxes. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividends, if any, that may be exempt from state and local income taxes.

Taxable distributions are subject to tax whether reinvested in additional shares or received in cash.

The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held the shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income, and gains on securities held for more than one year are taxed at the lower rates applicable to long-term capital gains. If you realized a loss on the sale or exchange of fund shares that you held for six months or less, your short-term capital loss must be reclassified as a long-term capital loss to the extent of any long-term capital gain distributions received during the period you held the shares. For funds investing in foreign instruments, distributions resulting from the sale of certain foreign currencies, currency contracts, and the foreign currency portion of gains on debt instruments are taxed as ordinary income. Net foreign currency losses may cause monthly or quarterly dividends to be reclassified as returns of capital.

A fund’s distributions that have exceeded the fund’s earnings and profits for the relevant tax year may be treated as a return of capital to its shareholders. A return of capital distribution is generally nontaxable but reduces the shareholder’s cost basis in the fund, and any return of capital in excess of the cost basis will result in a capital gain.

The tax status of certain distributions may be recharacterized on year-end tax forms, such as your Form 1099-DIV. Distributions made by a fund may later be recharacterized for federal income tax purposes—for example, from taxable ordinary income dividends to returns of capital. A recharacterization of distributions may occur for a number of reasons, including the recharacterization of income received from underlying investments, such as REITs, and distributions that exceed taxable income due to losses from foreign currency transactions or other investment transactions. Certain funds, including international bond funds and funds that invest significantly in REITs, are more likely to recharacterize a portion of their distributions as a result of their investments. The Retirement Income 2020 Fund is also more likely to have some or all of its distributions recharacterized as returns of capital because of the predetermined monthly distribution amount.

If the fund qualifies and elects to pass through nonrefundable foreign income taxes paid to foreign governments during the year, your portion of such taxes will be reported to you as taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for those amounts. There can be no assurance that a fund will meet the requirements to pass through foreign income taxes paid.

If you are subject to backup withholding, we will have to withhold a 24% backup withholding tax on distributions and, in some cases, redemption payments. You may be subject to backup withholding if we are notified by the Internal Revenue Service to withhold, you have failed one or more tax certification requirements, or our records indicate that your tax identification

T. ROWE PRICE	58

number is missing or incorrect. Backup withholding is not an additional tax and is generally available to credit against your federal income tax liability with any excess refunded to you by the Internal Revenue Service.

The following table provides additional details on distributions for certain funds:

Taxes on Fund Distributions
Tax-Free and Municipal Funds

•   Gains realized on the sale of market discount bonds with maturities beyond one year may be treated as ordinary income and cannot be offset by other capital losses.

•   Payments received or gains realized on certain derivative transactions may result in taxable ordinary income or capital gains.

•   To the extent the fund makes such investments, the likelihood of a taxable distribution will be increased.

Limited Duration Inflation Focused Bond and Inflation Protected Bond Funds

•   Inflation adjustments on Treasury Inflation Protected Securities that exceed deflation adjustments for the year will be distributed as a short-term capital gain, resulting in ordinary income.

•   In computing the distribution amount, the funds cannot reduce inflation adjustments by short- or long-term capital losses from the sales of securities.

•   Net deflation adjustments for a year may result in all or a portion of dividends paid earlier in the year being treated as a return of capital.

Retirement, Retirement I, Spectrum, and Target Funds
• Distributions by the underlying funds and changes in asset allocations may result in taxable distributions of ordinary income or capital gains.

Tax Consequences of Liquidity Fees

It is currently anticipated that shareholders of retail money market funds that impose a liquidity fee may generally treat the liquidity fee as offsetting the shareholder’s amount realized on the redemption (thereby decreasing the shareholder’s gain, or increasing the shareholder’s loss, on the redeemed amount). A fund that imposes a liquidity fee anticipates using 100% of the fee to help repair a market-based net asset value per share that was below $1.00.

Because the retail money market funds use amortized cost to maintain a stable share price of $1.00, in the event that a liquidity fee is imposed, a fund may need to distribute to its remaining shareholders sufficient value to prevent the fund from breaking the buck on the upside (i.e., by rounding up to $1.01 in pricing its shares) if the imposition of a liquidity fee causes the fund’s market-based net asset value to reach $1.0050. To the extent that a fund has sufficient earnings and profits to support the distribution, the additional dividends would be taxable as ordinary income to shareholders and would be eligible for deduction by the fund. Any distribution in excess of the fund’s earnings and profits would be treated as a return of capital, which would reduce your cost basis in the fund shares.

Tax Consequences of Hedging

Entering into certain transactions involving options, futures, swaps, and forward currency exchange contracts may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in a fund being required to

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distribute gains on such transactions even though it did not close the contracts during the year or receive cash to pay such distributions. The fund may not be able to reduce its distributions for losses on such transactions to the extent of unrealized gains in offsetting positions.

Tax Effect of Buying Shares Before an Income Dividend or Capital Gain Distribution

If you buy shares shortly before or on the record date—the date that establishes you as the person to receive the upcoming distribution—you may receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund’s record date before investing. In addition, a fund’s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when the fund has a negative return.

RIGHTS RESERVED BY THE FUNDS

T. Rowe Price Funds and their agents, in their sole discretion, reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone; (3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order placed through a financial intermediary no later than the business day after the order is received by the financial intermediary (including, but not limited to, orders deemed to result in excessive trading, market timing, or 5% ownership); (5) to cease offering fund shares at any time to all or certain groups of investors; (6) to freeze any account and suspend account services when notice has been received of a dispute regarding the ownership of the account, or a legal claim against an account, upon initial notification to T. Rowe Price of a shareholder’s death until T. Rowe Price receives required documentation in correct form, or if there is reason to believe a fraudulent transaction may occur; (7) to otherwise modify the conditions of purchase and modify or terminate any services at any time; (8) to waive any wire, small account, maintenance, or fiduciary fees charged to a group of shareholders; (9) to act on instructions reasonably believed to be genuine; (10) to involuntarily redeem an account at the net asset value calculated the day the account is redeemed when permitted by law, including in cases of threatening conduct, or suspected fraudulent or illegal activity, or if the fund or its agent is unable, through its procedures, to verify the identity of the person(s) or entity opening an account; and (11) for money market funds, to suspend redemptions to facilitate an orderly liquidation.

The fund’s Statement of Additional Information, which contains a more detailed description of the fund’s operations, investment restrictions, policies and practices, has been filed with the SEC. The Statement of Additional Information is incorporated by reference into this prospectus, which means that it is legally part of this prospectus even if you do not request a copy. Further information about the fund’s investments, including a review of market conditions and the manager’s recent investment strategies and their impact on performance during the past fiscal year, is available in the annual and semiannual shareholder reports. These documents and updated performance information are available through troweprice.com. For inquiries about the fund and to obtain free copies of any of these documents, call 1-800-638-5660. If you invest in the fund through a financial intermediary, you should contact your financial intermediary for copies of these documents.

Fund reports and other fund information are available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202

1940 Act File No. 811-4400	F71-040 12/15/20